As filed with the Securities and Exchange Commission on February 24, 1997

                                                  Registration Nos. 33-59044
                                                                    811-7552

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                  / /

      Pre-Effective Amendment No. ________                               / /


      Post-Effective Amendment No. 5                                     /X/


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          / /


      Amendment No. 7                                                    /X/


                         The Walnut Street Funds, Inc.
                          670 Mason Ridge Center Drive
                                   Suite 300
                           St. Louis, Missouri 63141
               (Exact Name of Registrant as Specified in Charter)

                                 (314) 878-1010
              (Registrant's Telephone Number, including Area Code)

                           Matthew P. McCauley, Esq.
                               700 Market Street
                           St. Louis, Missouri 63101
               (Name and Address of Agent for Service of Process)

                                   Copies to:

                            James V. Stepleton, Esq.
                              Husch & Eppenberger
                          100 N. Broadway, Suite 1300
                           St. Louis, Missouri 63102

Approximate date of proposed public offering: continuous

The Registrant has previously registered and hereby continues to register an indefinite number of its shares of common stock (par value $.001) pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective (check appropriate box):

      ______      immediately upon filing pursuant to paragraph (b) of Rule
                  485

      ______      on (date), pursuant to paragraph (b) of Rule 485
      ______      60 days after filing pursuant to paragraph (a) of Rule 485
         x        on April 25, 1997 pursuant to paragraph (a) of Rule 485
      ------

                               THE WALNUT STREET FUNDS, INC.

                                   CROSS REFERENCE SHEET

                                (as required by Rule 495(a))


      N-1A Item No.
      ------------
Part A                                                            Location in Prospectus
------                                                            ----------------------

      Item  1.    Cover Page                                      Cover Page

      Item  2.    Synopsis                                        Not Applicable<F*>

      Item  3.    Condensed Financial Information                 Not Applicable

      Item  4.    General Description of Registrant               Cover Page; Investment Objectives, Policies, and
                                                                  Restrictions; Risk Factors; General Information; Glossary

      Item  5.    Management of the Fund                          Management of the Fund; Portfolio Transactions

      Item  6.    Capital Stock and Other Securities              Dividends, Distributions, and Taxes; General Information;
                                                                  Management of the Fund

      Item  7.    Purchase of Securities Being Offered            Purchase of Shares; Net Asset Value; Management of the Fund

      Item  8.    Redemption or Repurchase                        Redemption of Shares

      Item  9.    Pending Legal Proceedings                       Not Applicable

Part B                                                            Location in Statement of Additional Information
------                                                            -----------------------------------------------

      Item 10.    Cover Page                                      Cover Page

      Item 11.    Table of Contents                               Cover Page

      Item 12.    General Information and History                 Not Applicable

                                    - 2 -

      Item 13.    Investment Objectives and Policies              Investment Objectives, Policies, and Restrictions; Portfolio
                                                                  Transactions

      Item 14.    Management of the Fund                          Directors and Officers; Management Contracts; Distribution
                                                                  and Service Plan

      Item 15.    Control Persons and Principal
                  Holders of Securities                           Directors and Officers; Description of the Fund and
                                                                  its Capital Stock

      Item 16.    Investment Advisory and Other Services          Management Contracts

      Item 17.    Brokerage Allocation and Other Practices        Portfolio Transactions

      Item 18.    Capital Stock and Other Securities              Description of the Fund and its Capital Stock

      Item 19.    Purchase, Redemption and Pricing
                  of Securities Being Offered                     Additional Purchase and Redemption
                                                                  Information; Distribution and Service Plan

      Item 20.    Tax Status                                      Dividends, Distributions, and Taxes

      Item 21.    Underwriters                                    Distribution and Service Plan

      Item 22.    Calculations of Performance Data                Performance

      Item 23.    Financial Statements                            Statement of Assets and Liabilities

Part C
------
      Information required to be included is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

THE WALNUT STREET FUNDS, INC.
THE WALNUT STREET PRIME RESERVE FUND
                                           670 MASON RIDGE CENTER DRIVE
                                                              SUITE 300
                                              ST. LOUIS, MISSOURI 63141



                      ---------------------------

                              PROSPECTUS


                            April 25, 1997


  The Walnut Street Prime Reserve Fund (the "Fund") is the first series of The Walnut Street Funds, Inc., a Maryland corporation (the "Company"), formed in January 1993. The Fund is an open-end, diversified, management investment company, whose investment objective is high current income consistent with the preservation of principal and liquidity. The Fund seeks to achieve its investment objective by investing primarily in money market obligations that have remaining maturities of 397 days or less and repurchase agreements collateralized by money market obligations. THE FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, BUT THERE ARE NO ASSURANCES THAT IT WILL BE ABLE TO DO SO. INVESTMENTS IN THE FUND ARE NOT INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT.

  The minimum initial investment in the Fund is $1,000. See "Purchase of Shares."


  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. The Fund has filed a Statement of Additional Information dated April 26, 1997, containing additional information about the Fund with the Securities and Exchange Commission (the "Commission") that is incorporated by reference into this Prospectus. For a free copy of the Statement of Additional Information, call or write the Fund at the telephone number or address set forth above.


                      ---------------------------

                  This Prospectus should be retained
                         for future reference.

------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------

                           TABLE OF CONTENTS

                                                                   Page
                                                                   ----
SUMMARY OF FEES AND EXPENSES OF THE FUND                              1

FINANCIAL HIGHLIGHTS                                                  3

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS                     4

PORTFOLIO TRANSACTIONS                                                6

RISK FACTORS                                                          7

MANAGEMENT OF THE FUND                                                7

CALCULATION OF INVESTMENT PERFORMANCE                                11

NET ASSET VALUE                                                      11

DIVIDENDS, DISTRIBUTIONS, AND TAXES                                  11

PURCHASE OF SHARES                                                   13

REDEMPTION OF SHARES                                                 16

GENERAL INFORMATION                                                  19

GLOSSARY                                                             22

------------------------------------------------------------------------

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MAY NOT BE RELIED UPON AS BEING AUTHORIZED BY THE FUND, THE ADVISER, THE ADMINISTRATOR, THE DISTRIBUTOR OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.
------------------------------------------------------------------------

               SUMMARY OF FEES AND EXPENSES OF THE FUND

  The purpose of the table below is to assist investors in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. Each investor should consider this expense information along with other important information in the Prospectus such as the Fund's investment objectives, restrictions, and policies. There are no transaction expenses associated with purchases or redemptions of the Fund's shares.

ANNUAL FUND OPERATING EXPENSES

(as a percentage of average net assets)
Management Fees <F1><F4><F5>                                       .25%
12b-1 Fees (including Asset Based Sales Charges)<F2><F4>           .35%
Other Expenses <F3><F4>                                            .25%
Total Fund Operating Expenses <F4><F5>                             .85%

EXAMPLE:

                                                                     1 Year          3 Years         5 Years         10 Years
                                                                     ------          -------         -------         --------
a) You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) full redemption at the
   end of each time period......................................      $9.00           $27.00          $47.00         $105.00

---------------------------

The amounts listed in the example should not be considered a representation of future expenses. Actual expenses may be greater or less than those indicated.

---------------------------


The purpose of the foregoing table is to assist investors in understanding the various costs and expenses that an investor in the Fund would bear directly and indirectly. The amounts set forth in the example are based on amounts incurred between January 1, 1996, and December 31, 1996.

[FN]
<F1> Management fees are paid by the Fund to Conning Asset Management
     Company (formerly named General American Investment Management Company), the Fund's investment adviser (the "Adviser"), for managing its investments and business affairs. See "Management of the Fund-The Adviser."

<F2> The Fund has adopted a Distribution and Service Plan pursuant to
     Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Under this Plan, the Fund will pay 12b-1 fees to Walnut Street Securities, Inc. (the "Distributor"), an affiliate of the Adviser, at an annual rate of .35% of the Fund's average net assets for services and expenses in connection with the distribution of the Fund's shares. The Distributor expects to pay approximately 65% of this fee annually to its registered representatives as an asset based sales charge. See "Management of the Fund-The Distributor." Long-term shareholders may, over time, pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers.

<F3> The Fund incurs Other Expenses payable to unaffiliated third parties for administrative, custodial, stock transfer, and other services. See "Management of the Fund-The Administrator,"
     "Management of the Fund-Custodian," and "Management of the Fund-Transfer and Dividend Disbursing Agent."

<F4> Management fees, 12b-1 fees, and Other Expenses are reflected in the Fund's share price or dividends and are not charged directly to individual shareholder accounts.

<F5> The Adviser will waive its Management Fee and, if necessary, reimburse the Fund's expenses to the extent that the Fund's Total Operating Expenses exceed .85% of the Fund's average net assets. The Adviser may modify this policy by giving the Fund's shareholders at least 90 days' prior written notice. Total expenses incurred by the Fund (net the Adviser's fee waiver of $114,441) in the year ended December 31, 1996, were $1,378,727. Without the fee waiver total expenses would have been $1,493,168, or approximately .92% of average net assets. See "Management of the Fund-The Adviser."

                         FINANCIAL HIGHLIGHTS

  The following table includes selected data (i) for a share outstanding on January 1, 1996, through the end of the Fund's fiscal year on December 31, 1996, (ii) for a share outstanding on January 1, 1995, through the end of the Fund's fiscal year on December 31, 1995,
(iii) for a share outstanding on January 1, 1994, through the end of the Fund's fiscal year on December 31, 1994, and (iv) presented on an annualized basis, for a share outstanding from July 21, 1993, the date the Fund commenced investment operations, through December 31, 1993, the end of the Fund's initial fiscal year, in each case together with other information derived from the Fund's audited financial statements. More detailed information about the Fund's performance, a complete portfolio listing, and audited financial statements are available in the Fund's Statement of Additional Information dated April 26, 1997, and the Fund's Annual Report dated December 31, 1996, copies of which may be obtained without charge by calling the Fund at 1-800-992-0444.

                                                                                                               FOR THE PERIOD
                                    FOR THE YEAR             FOR THE YEAR              FOR THE YEAR            JULY 21, 1993<F*>
                                       ENDED                     ENDED                    ENDED                   THROUGH
                                    DECEMBER 31,             DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                        1996                     1995                      1994                     1993
                                    ------------             ------------              ------------            --------------
PER SHARE DATA:

Net asset value at beginning of
 period........................       $  1.000                 $  1.000                  $ 1.000                  $ 1.000
                                      --------                 --------                  -------                  -------

Income from investment
 operations

Net investment income..........          0.048                    0.053                    0.036                    0.011
                                      --------                 --------                  -------                  -------

Dividends to shareholders

Dividends from net investment
 income........................         (0.048)                  (0.053)                  (0.036)                  (0.011)
                                      --------                ---------                 --------                 --------

Net asset value at end of
 period........................       $  1.000                 $  1.000                  $ 1.000                  $ 1.000
                                      ========                 ========                  =======                  =======

TOTAL RETURN...................           4.88%                    5.40%                    3.62%                    2.46%<F**>

RATIOS/SUPPLEMENTAL DATA:

Net assets at end of period
 (000's omitted)...............       $170,055                 $156,916                  $89,533                  $54,585

Ratio to average net assets of:

 Expenses, net of waiver from
  Conning Asset Management
  Company<F***>................           0.85%                    0.85%                    0.85%                    0.85%<F**>

 Expenses, prior to waiver from
  Conning Asset Management
  Company<F***>................           0.92%                    0.93%                    1.05%                    1.07%<F**>

 Net investment income, net of
  waiver from Conning Asset
  Management Company<F***>.....           4.78%                    5.25%                    3.64%                    2.46%<F**>


-----
  <F*> Commencement of investment operations.

 <F**> Annualized.

<F***> Formerly named General American Investment Management Company.

           INVESTMENT OBJECTIVE, POLICIES, AND RESTRICTIONS


  The investment objective of the Fund, and certain investment restrictions that are discussed below or in the Statement of Additional Information, may be changed only with the approval of the holders of a majority of the shares of the Fund. The investment policies of the Fund used to achieve the Fund's objectives may be changed by the Company's Directors without a vote of shareholders.

  For definitions of certain terms used in this section and elsewhere in this Prospectus, see the Glossary at the end of this Prospectus.

INVESTMENT OBJECTIVE

  The investment objective of the Fund is the realization of high current income consistent with preservation of principal and liquidity. The Fund attempts to achieve this objective by investing in high quality money market obligations (whose issuers are rated in one of the two highest rating categories for short term debt securities of nationally recognized securities ratings organizations such as Standard and Poor's or Moody's), maintaining a dollar-weighted average portfolio of no more than 90 days, and investing in dollar denominated securities described in this Prospectus and the Statement of Additional Information that meet certain rating criteria, present minimum credit risks, and have remaining maturities of 397 days or less. No more than 5% of the Fund's total assets may be invested in securities of issuers receiving the second highest rating for short term debt securities from such nationally recognized securities rating organizations. The securities in which the Fund may invest may not earn the higher levels of current income that may be realized by long term or lower quality securities generally having less liquidity, greater market risk, and larger fluctuations in value.

  Because investment in the Fund involves both opportunities for gain and risk of loss, no assurance can be given that the Fund will achieve its objectives. Prospective purchasers of the Fund's shares should carefully review the investment objectives, restrictions, and policies of the Fund and consider their ability to assume the risks involved before investing. An investor should invest in the Fund only as a part of an overall investment program rather than as such investor's sole program.

INVESTMENT POLICIES


  The Fund may invest only in: (1) obligations of the U.S. Government;
(2) obligations issued by agencies or instrumentalities of the United States Government; (3) instruments that are secured or collateralized by obligations of the United States Government, its agencies, or its instrumentalities; (4) short-term obligations of United States banks and savings and loan associations and companies having assets of more than $1,000,000,000; (5) instruments fully secured or collateralized by such bank and savings and loan obligations; (6) dollar denominated short-term obligations of foreign banks, foreign branches of foreign or U.S. banks (referred to as "Eurodollars"), and short-term obligations of U.S. branches and agencies of foreign banks (referred to as "Yankee dollars"); (7) commercial paper and short-term corporate debt securities rated in one of the two highest categories for short term debt securities by at least two nationally recognized securities rating services or one such service if only one has rated the security (see the Statement of Additional Information for a description of commercial paper ratings); (8) corporate or other notes guaranteed by letters of credit from banks in the United States (satisfying the criteria described in (4), above) or collateralized by United States Government obligations; and (9) obligations of (i) consumer and commercial finance companies, (ii) securities brokerage companies,
(iii) leasing companies, and (iv) insurance companies. Certain of these obligations may be variable or floating rate instruments.


  The Fund will enter into repurchase agreements under which it purchases securities, subject to agreement by the seller to repurchase the securities at a higher price on a specified date, with the gain establishing the yield during the Fund's holding period. The Adviser, under general policies established by the Company's Directors, reviews the creditworthiness of the other party to any repurchase agreement, and will only enter into repurchase agreements with parties whose credit is deemed satisfactory. If the seller becomes bankrupt, the Fund may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of the securities used as collateral for the seller's repurchase obligation.

  The Fund may also enter into reverse repurchase agreements when the Adviser considers them to be advantageous to the Fund and only for temporary liquidity purposes not to exceed 60 days, without renewal or extension. Reverse repurchase agreements permit the Fund to leverage its investment portfolio by selling securities while agreeing to repurchase them at an agreed time and price. The bankruptcy of the other party to a reverse repurchase agreement could cause the Fund to experience delays in recovering its securities. If, in the meantime, the value of the securities fluctuated, the Fund could experience a loss.

  The Fund will not invest in "firm commitments" or "when issued" securities.

  See "Investment Policies" in the Statement of Additional Information for information about the quality of the securities in which the Fund may invest and more complete descriptions of repurchase agreements and other obligations that the Fund may hold.

INVESTMENT RESTRICTIONS

  The Fund is subject to certain restrictions on the investments that it may make. These restrictions, which were adopted by the Company can be changed with respect to the Fund only by the vote of the holders of a majority of the Fund's shares. (See "General Information-Shareholder Approval" for the definition of a "majority of the Fund's shares.") Under some of these restrictions the Fund will not:

  1. Invest more than 10% of the value of the total assets of the Fund in securities that are not readily marketable, such as repurchase agreements having a maturity of more than seven days, time deposits, and securities that are secured by interests in real estate.

  2. Make loans, other than by purchasing debt obligations customarily distributed privately to institutional investors and lending through repurchase agreements.

  3. Invest more than 5% of the value of its assets in securities of any one issuer, except that this restriction shall not apply to securities issued or guaranteed by the United States Government, its agencies, or instrumentalities.

  4. Borrow money, except that (i) the Fund may enter into reverse repurchase agreements for liquidity purposes, and (ii) as a temporary measure for extraordinary or emergency purposes (such as to permit the Fund to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, the Fund may borrow from banks, provided that the total of reverse repurchase agreements and bank borrowings may not exceed 5% of the Fund's assets taken at cost.

  5. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of its investment in such industry would exceed 25% of the value of the Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other obligations of companies in the financial services industry. (See "Financial Services Industry" in the Glossary.) This restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

  6. Own more than 10% of the voting securities of any one issuer.

  The Fund is subject to additional investment restrictions that are included in the complete list of investment restrictions in the Statement of Additional Information.

                        PORTFOLIO TRANSACTIONS

  Money market obligations generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and to sell at a slightly higher price. The difference between the prices is known as the spread or markup. Since the Adviser trades a large amount of securities, broker-dealers are willing to work with the Fund for a more favorable spread than most individual investors could obtain. Since the Fund's portfolio securities have short terms to maturity, the Fund's turnover of such securities will be substantial.


  The Fund has authorized the Adviser to allocate transactions in portfolio securities among independent dealers and on an agency basis to an affiliate, Walnut Street Securi-ties, Inc., which also acts as the Fund's Distributor. See "Management of the Fund-The Distributor." The Adviser may allocate such transactions to Walnut Street Securities if its spread or markups are comparable to those charged by non-affiliated qualified broker-dealers for similar services. Since its inception the Fund has not used Walnut Street Securities to effect transactions, and the Fund expects that substantially all of its securities transactions will be placed with non-affiliated broker-dealers. Higher markups may be paid to firms that provide research services, to the extent permitted by law. See "Portfolio Transactions" in the Statement of Additional Information.


                             RISK FACTORS

  The Fund is subject to certain kinds of risk, including varying degrees of market risk, financial risk, and current income volatility. Market risk refers to the possibility the price of a security will decline in response to changes in conditions in the securities markets in general and, in the case of debt securities, changes in the overall level of interest rates and the rates for the kinds of obligations in which the Fund invests. Financial risk refers to the ability of an issuer of a debt security to pay principal and interest when due and to the earnings stability and overall financial soundness of an issuer of an equity security. Current income volatility refers to the degree and rapidity with which changes in dividend payments and the overall level of interest rates are reflected in the level of current income of the Fund.


  Because the Fund may concentrate more than 25% of its total assets in the financial services industry, its performance may be affected by conditions affecting banks and other financial services companies. See the Glossary to this Prospectus for additional information.

  Eurodollar and Yankee dollar investments involve risks that are different from investments in securities of U.S. domestic banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal and interest on securities owned by the Fund. There may also be less public information available about foreign banks and their branches and agencies. Although the Adviser will carefully consider these factors when making investments, the Fund's investment policies and restrictions do not limit the amount of the Fund's assets that can be invested in any single kind of Eurodollar or Yankee dollar investment or in any foreign country.

                        MANAGEMENT OF THE FUND

  The Directors of the Company (who, with its officers, are discussed in the Statement of Additional Information) have overall responsibility for the management of the Company and the Fund. The Directors decide matters of general policy and review the actions of the Adviser, Administrator, Custodian, Transfer and Dividend Disbursing Agent, and Distributor.

THE ADVISER


  Subject to the Directors' oversight, the Adviser, Conning Asset Management Company (formerly named General American Investment Management Company), pursuant to an investment management agreement with the Company (the "Management Agreement"), conducts and supervises the daily operations of the Company and Fund, manages the investment operations of the Fund, and administers the Company's business affairs. The Adviser is located at 700 Market Street, St. Louis, Missouri 63101. The Adviser's telephone number is 314-444-0754.

  As compensation for its services and the related expenses borne by the Adviser, the Company pays the Adviser a Management Fee, computed daily and payable monthly, that is equal, on an annual basis, to .25% of the Fund's average daily net assets on the first $250,000,000 of the Fund's net assets, .24% of the Fund's average daily net assets in excess of $250,000,000 up to $500,000,000, .23% of the Fund's average daily net assets in excess of $500,000,000 up to $750,000,000, .22% of the Fund's average daily net assets in excess of $750,000,000 up to $1,000,000,000, and .21% of the Fund's average daily net assets in excess of $1,000,000,000. During the year ended December 31, 1996, the Fund's average daily net assets were less than $250,000,000.


  The Adviser has agreed to waive all or a portion of its Management Fee and to reimburse certain expenses of the Fund to the extent necessary to maintain the total expense ratio of the Fund at not more than .85% of average daily net assets (excluding interest, taxes, brokerage and other portfolio transaction fees, and extraordinary expenses). This arrangement has the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. The Adviser may terminate its fee waiver and reimbursement obligation on ninety (90) days' prior notice to the Fund's shareholders.


  The Adviser is a registered investment adviser under the 1940 Act. The Adviser was formed in 1982 and acts as investment adviser to General American Capital Company ("GACC"), a registered open end diversified management investment company that is comprised of seven investment funds that at December 31, 1996, held net assets in excess of $625,555,000. GACC's shares are offered to separate accounts established by General American Life Insurance Company ("General American") of St. Louis, Missouri, which owns all of the Adviser's capital stock. General American may thus be deemed a controlling person of the Adviser. (General American is also the sole owner and controlling person of the Distributor.) The Adviser also manages General American's separate accounts. General American will not assume or bear any responsibility or liability of the Fund, Company, or Adviser, and the resources of General American will not be available to support the Adviser, the Company, or the Fund and its shareholders. During 1996, the Adviser also provided investment advice to clients that were not affiliated with General American, GACC, or the separate accounts of General American.

THE ADMINISTRATOR

  The Company has entered into an Administration Agreement with The Bank of New York (the "Administrator"), pursuant to which the Administrator provides certain administrative services (which do not include the investment advisory and portfolio management services performed by the Adviser) necessary for the Fund's operations. The Administrator has its principal offices at 90 Washington Street, New York, New York 10286.


  Under the Administration Agreement, the Administrator maintains the Company's corporate records; monitors the Fund's compliance with its investment policies and restrictions; coordinates the printing, filing, and distribution of the Company's registration statement and amendments thereto and other filings with the Commission; prepares tax returns; prepares statistical and other reports for the Company's Directors; and provides certain other routine administrative services. Under a Cash Management and Related Services Agreement, the Administrator also receives and disburses funds in connection with purchases and redemptions of the Fund's shares. The Administrator also serves as the fund accounting agent for the Fund with responsibility for calculating the net asset value of the Fund and maintaining the Fund's accounting books and records. For its administrative services, the Administrator receives a fee of .10% of the Funds average net assets up to $100,000,000, .07% of the next $400,000,000 of average net assets, and
 .03% of average net assets over $500,000,000.


THE DISTRIBUTOR

  The exclusive distributor of the Fund's shares is Walnut Street Securities, Inc. (the "Distributor"), a registered broker dealer that is a wholly-owned subsidiary of General American. The Distributor's address is 670 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The Distributor may also provide broker-dealer services in connection with the Fund's portfolio transactions. See "Portfolio Transactions."

  The Distributor conducts a continuous offering of the Fund's shares. The Directors have adopted a Distribution and Service Plan (the Plan) on behalf of the Fund pursuant to Rule 12b-1 under of the 1940 Act ("12b-1"). To implement the Plan, the Company has entered into a General Distribution Agreement with the Distributor (the "Distribution Agreement"). 12b-1 provides in substance that an investment company may not engage directly or indirectly in financing any activity that is intended primarily to result in the sale of shares of the Fund except pursuant to a plan adopted by the Fund in compliance with rules contained in 12b-1. The Directors adopted the Plan to allow the Fund and the Adviser to incur certain expenses that might otherwise be considered to constitute direct or indirect payment by the Fund of distribution expenses.

  Under the Plan, the Company is authorized to pay the Distributor, an affiliate of the Adviser, a monthly distribution fee as compensation for its services and expenses in connection with the distribution of the Fund's shares. The distribution fee is set at an annual rate of .35% of the Fund's average net assets. The distribution fee is an expense of the Fund in addition to the Management Fee and the other expenses borne by the Fund. The distribution fee and other fees and expenses paid by the Fund reduce the Fund's net investment income and total return.


  Under the Plan and Distribution Agreement, the Distributor may formulate and implement marketing and promotional activities for the sale of shares, prepare and distribute sales literature and prospectuses to persons other than existing shareholders, and provide support, training, and compensation to its registered representatives involved in the distribution of the Fund's shares. Such compensation, which is an annual asset based sales charge, is expected to be approximately 65% of the fees paid under the Plan and Distribution Agreement each year. The Distributor also pays approximately 25% of the 12b-1 fees to National Financial Services Company, which conducts the daily sweep of the brokerage accounts of the Distributor's customers who wish to invest their cash balances in shares of the Fund. The Plan and Distribution Agreement have a one year term, but it may be continued annually by the vote of a majority of the Company's Directors including a majority of the Directors who have no interest in the Plan, Distribution Agreement, the Adviser, or the Distributor. Any increase in the fees payable to the Distributor under the Plan and Distribution Agreement must be approved by the vote of a majority of the Fund's outstanding voting securities. Any other material amendment to the Plan and Distribution Agreement requires the approval of a majority of the Company's Directors including a majority of the Directors who have no interest in the Plan, Distribution Agreement, Adviser, or Distributor. See "Distribution and Service Plan" in the Statement of Additional Information.


CUSTODIAN

  Pursuant to a Custody Agreement, The Bank of New York, 90 Washington Street, New York, New York 10286, serves as the Fund's custodian (the "Custodian") and holds the Fund's portfolio securities.

TRANSFER AND DIVIDEND DISBURSING AGENT


  BISYS Fund Services, Inc. ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, is the Fund's transfer agent and dividend disbursing agent. As such, BISYS maintains the records of each shareholder's account, answers shareholder inquiries about accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent, and performs other shareholder services.

EXPENSES

  Subject to the Adviser's agreement to waive its fee and reimburse expenses of the Fund described earlier in this Prospectus, the Company pays the expenses incurred in the operation of the Company and the Fund, which include, among other things, the Adviser's fee, the 12b-1 fee, charges of the Custodian, Administrator, and Transfer and Divi-dend Disbursing Agent, expenses for the services of legal counsel and independent auditors, costs of printing proxies, stock certificates (if any), and shareholder reports, Commission fees, fees and expenses of unaffiliated Directors, the Company's membership fees in trade organizations, fidelity bond coverage for the Company's and Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying Fund shares for sale in various states, litigation, and other extraordinary or non-recurring expenses and other expenses properly payable by the Company.


                 CALCULATION OF INVESTMENT PERFORMANCE

  The Fund may advertise or quote its yield and effective yield in advertisements or in reports or other communications with the Fund's shareholders. The Fund's yield refers to the income generated by an investment in the Fund's portfolio over a seven-day period expressed as an annual percentage rate. The effective yield is calculated similarly, but assumes that the income earned from the investment is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The Fund may quote yields in advertising that are based on historical seven-day periods.

                            NET ASSET VALUE

  The net asset value of the shares of the Fund is determined at 2:00 p.m. and 4:00 p.m. (New York City time) on each day during which both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business. The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund, plus any cash or other assets and minus all liabilities, including expenses, by the total number of outstanding shares of the Fund at such time. Any expenses borne by the Fund are accrued daily, except for extraordinary or non-recurring expenses. The Fund will value portfolio securities by the amortized cost method. This method attempts to maintain a constant net asset value of $1.00 per share. No assurances can be given that this goal can be attained. See "Valuation of Portfolio Securities" in the Statement of Additional Information for further information about the computation of the Fund's net asset value.

                  DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS

  The Fund ordinarily declares dividends from net investment income daily and pays such dividends monthly on the last day of the month. The net income is declared payable pro rata to shareholders of record as of 2:00 p.m. (New York City time). Purchases of shares by Federal Funds Wire that are effected before and at 2:00 p.m. are paid the full dividend for the day of purchase, and such purchases by wire effected after 2:00 p.m. up to and including 4:00 p.m. do not begin to receive daily dividends until the next business day. Initial purchases of shares by check do not begin to receive dividends until the Business Day after the Transfer Agent receives the check, which normally will be the second Business Day after the Fund receives the check. Additional shares purchased by check begin to earn dividends on the first Business Day after the Fund receives the check. Redemption requests effected at 2:00 p.m. (New York City time) of any Business Day do not earn that day's dividend but the redemption proceeds are available that day. Redemption requests effected at 4:00 p.m. (New York City time) earn that day's dividend but the redemption proceeds are not available until the next Business Day. The Fund intends to distribute substantially all of its net investment income and capital gains (if any) to shareholders within each calendar year as well as on a fiscal year basis.

  Dividends paid by the Fund will be taxable as ordinary income whether paid in cash or reinvested in additional Fund shares. In addition to federal taxes, shareholders also may be subject to state and local taxes, depending on the laws of the respective shareholder's home state and locality.

  Fund dividends will not normally qualify for the dividends-received deduction available to corporations, since the Fund's income is primarily derived from interest income and short-term capital gains. The Fund's interest income derived from U.S. Government securities may be exempt from state and local taxation. The Administrator will provide the Fund's transfer agent with such information as may be necessary to permit the transfer agent to provide shareholders with information on the portion of the Fund's dividends, if any, that qualify for these exemptions.

CAPITAL GAIN DISTRIBUTIONS

  The Fund may distribute short-term capital gains, if any, once a year or more often as necessary to maintain its net asset value at $1.00 per share or to comply with distribution requirements under federal tax law. The Fund does not anticipate earning long term capital gains on securities it holds.

FEDERAL TAXES

  If the Fund earns taxable income or capital gains from its investments, these amounts will be designated as taxable distributions. Dividends derived from taxable investment income and short-term capital gains are taxable as ordinary income. Distributions are taxable when paid, except that distributions declared in December and paid in January are taxable as if paid on December 31st, whether the shareholder receives distributions in cash or reinvests them in additional shares. The Administrator will provide the Fund's transfer agent with such information as may be required to permit the transfer agent to send investors a tax statement showing the amount of taxable or tax-exempt distributions and tax preference items includable in alternate minimum taxable income, if any, for the past calendar year, and to send an IRS Form 1099-DIV by January 31st if the Fund makes any taxable distributions.

TAX STATUS OF THE FUND

  The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not be liable for federal income or excise taxes on net investment income or capital gains to the extent that these are distributed to shareholders in accordance with applicable provisions of the Code. The Administrator will monitor the Fund's compliance with the applicable Code provisions.


OTHER TAX INFORMATION

  The information above is only a summary of some of the federal tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences, including state and local tax consequences. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

  When an investor signs a new account application, the investor will be asked to certify that his or her social security or taxpayer identification number is correct and that the investor is not subject to backup withholding for failing to report income to the IRS. If an investor does not comply with IRS regulations, the IRS can require the Fund to withhold 31% of distributions from the investor's account. See "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

                          PURCHASE OF SHARES

  Shares of the Fund are offered continuously and may be purchased at the net asset value per share next determined after an order is received and accepted. The Fund may discontinue offering its shares generally or in any particular state or states without notice to shareholders.

INITIAL INVESTMENT AMOUNT AND MINIMUM ACCOUNT BALANCE

  The minimum initial investment to establish a new account in the Fund is $1,000. Subsequent investments must be at least $250. (The minimum initial investment for employees of General American and its affiliated companies is $500, and the minimum subsequent investment for such employees is $25.) If an account balance falls below $250 due to redemption, the Fund may close the account and mail the investor the proceeds at the investor's address shown on the Fund's records. The Fund will give an investor 45 days' notice that his or her account will be closed unless the investor makes an additional investment to increase the account balance to the $250 minimum.

  Shares purchased with federal funds received by 2:00 p.m. (New York City time) will begin to earn income on that day. Shares purchased with federal funds received after 2:00 p.m. until and including 4:00 p.m. (New York City time) will begin to earn income on the following
Business Day. (For the purposes of this Prospectus, "Business

Day" means any day that both the New York Stock Exchange and the Federal Reserve Bank of New York are open for business.)

INITIAL INVESTMENTS

  Prospective investors may purchase Fund shares by check or wire or through an automatic sweep of their brokerage accounts with Walnut Street Securities.

  1. By Check

  An investor can open an account by completing and signing a New Account Application and mailing it, together with a check payable to Walnut Street Prime Reserve Fund, to The Walnut Street Funds, Inc., Mutual Funds Processing Center, 670 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. "Walnut Street Prime Reserve Fund" should be designated on the New Account Application. Purchases made by check are not permitted to be redeemed until the check has cleared, which may take up to 15 Business Days after purchase. The Fund will not accept third-party checks. Purchases by check must be payable in United States dollars and drawn on United States banks.

  2. By Federal Funds Wire

  Purchases may be made by having your bank wire federal funds to the Fund's bank account. Your bank may charge a fee for a wire transfer. Federal funds purchase orders will only be accepted on Business Days as defined herein. To ensure prompt receipt by the Fund of a federal funds wire, an investor should take the following steps:

     A. Instruct your bank to wire the specified amount to the Fund's account as follows (be sure to have your bank include the name of the Walnut Street Prime Reserve Fund):

            The Bank of New York
            New York, NY 10286
            ABA #021000018
            DDA #8900117532
            Attn: Walnut Street Prime Reserve Fund
            Ref: (Your account number (if issued), complete account name, address, and social security or taxpayer identification number)


     B. Complete the New Account Application and mail it to The Walnut Street Funds, P.O. Box 182711, Columbus, Ohio 43218-2711.


  3. Automatic Sweep Investment


  Investors who maintain brokerage accounts with Walnut Street Securities, Inc., at National Financial Services Company may elect to have any free credit balances in such accounts in excess of $1.00 au-tomatically applied to purchase shares of the Fund. Such credit balances can arise from the settlement of securities transactions through the account, receipt of payments of principal, interest, or dividends on securities held in the account, or deposits by the account holder. Walnut Street Securities will invest the free credit balances of electing account holders in the Fund's shares on a daily basis by noon (New York City time), the next Business Day after the balances are deposited in the account, and the purchased shares will begin to earn income on that day. Walnut Street Securities will provide additional information about this automatic investment feature (including wire transfer instructions for account holders who wish to deposit additional amounts in their accounts for investment in the Fund), which should be read in conjunction with this Prospectus. To use the automatic investment option, investors must complete the appropriate part of their new account applications.


EMPLOYEE INVESTMENTS

  Employees of General American and its affiliated companies who have made an initial investment in the Fund may elect to make additional investments through automatic payroll deductions by completing a new account application plus a payroll deduction election that General American and its affiliated companies will provide to employees. The minimum amount of any purchase per payroll period that such employees can make is $25, and the amount of each purchase will be deducted from an employee's paycheck after deduction of all federal, state, and local income and payroll taxes. Employees can change or terminate the amount of their deduction by completing a form of notice that General American and its affiliated companies will make available to employees. Employees who elect the automatic payroll deduction option may redeem their shares in the ways set forth in this Prospectus.

ADDITIONAL INVESTMENTS

  Investors may add to their accounts at any time by purchasing shares at net asset value by mailing a check to the Fund (payable to Walnut Street Prime Reserve Fund) at The Walnut Street Funds, P.O. Box 149, Newark, New Jersey 07101-0149, or by wiring monies to the Fund's account at The Bank of New York in the manner described above. It is very important that the investor's account name and number be specified in the letter or wire to assure proper crediting to the investor's account. Mail orders should include, when possible, the tear-off payment stub that accompanies any Fund confirmation statement.

OTHER PURCHASE INFORMATION

  An order for the purchase of shares will become effective on the Business Day that the order is received, and the purchase will be effected at the net asset value next com puted after receipt. (See "Dividends, Distributions, and Taxes--Dividends" for information about when newly purchased shares begin earning dividend income.)

  In the interest of economy and convenience, the Fund will not issue certificates representing ownership of the Fund's shares. All shares purchased will be confirmed and credited to the investor's account on the Fund's books maintained by the Adviser or its agents. Investors will have the same rights and ownership with respect to such shares as if certificates had been issued.

  Federal regulations require that investors provide a social security or taxpayer identification number upon opening or re-opening an account. Investors should refer to the New Account Application for further information about this requirement.

                         REDEMPTION OF SHARES

  Shareholders of record may withdraw all or any portion of the shares in their account at any time by redeeming such shares. The Fund will redeem shares at the net asset value next calculated after the Fund receives and accepts a redemption request. The Fund may hold a redemption payment until it is reasonably satisfied that investments made by check have been collected (which can take up to 15 Business
Days). Shares redeemed after 2:00 p.m. (New York City time) and up to and including 4:00 p.m. (New York City time) receive the dividend declared on the day of redemption. Shares redeemed at 2:00 p.m. (New York City time) and earlier in the day do not receive the dividend declared on the day of redemption.

  Although the Fund will attempt to maintain a stable net asset value, the value of shares redeemed may be more or less than their original cost, depending on the Fund's then current net asset value. Shares may be redeemed by check, mail, or telephone, and there is no charge by the Fund for redemption.

  1. By Mail


  To redeem shares by mail, investors should send a letter of instruction to The Walnut Street Funds, P.O. Box 182711, Columbus, Ohio 43218-2711. The letter of instructions should (i) contain the account number and taxpayer identification number(s) of the shareholder(s),
(ii) specify the number of shares or dollar amount to be redeemed and be signed by all registered owners of the shares in the exact names in which they are registered (as discussed below); (iii) bear any required signature guarantees, as provided below; and (iv) be accompanied by supporting legal documents, if required and as provided below, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations. The Fund may adopt certain procedures to verify information provided with a redemption request. Shareholders who are uncertain of the requirements for redemption should consult with a Fund representative by calling 1-800-992-0444.

  For shares registered in any of the categories shown below, the letter of instruction should be accompanied by the following documents and signed by the following persons:

Type of Registration                                                Requirements
Individuals, Joint Tenants, Sole Proprietorship, Custodial          The letter of instruction must be signed by all persons
(including Uniform Gifts to Minors Act), General Partners           required to sign for the account exactly as it is
                                                                    registered.

Corporations, Associations                                          The letter of instruction must be signed by person(s)
                                                                    authorized to sign for the account and must be accompanied by a certified resolution of the corporation or association.

Trusts                                                              The letter of instruction must be signed by the Trustee(s).
                                                                    (If the Trustee's name is not registered on the account, the letter must be accompanied by a copy of the trust document, certified within the last 60 days.)


  Executors, administrators, conservators, personal representatives, or guardians should call the Fund at 1-800-992-0444 for further instructions about the documentation that must accompany a letter of instruction.


  Signatures on the letter of instruction must be guaranteed. A signature guarantee is a widely accepted way to protect the investor and the Fund by verifying the signature on the investor's redemption request. A notary public cannot guarantee signatures. The following institutions should be able to provide signature guarantees: a national or state chartered bank, a trust company, a federal savings and loan association, or a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchange.

  2. By Telephone


  The ability to initiate share redemptions by telephone is available to all shareholders, who may do so by by calling the Fund at 1-800-992-0444 and requesting that the redemption proceeds be mailed to the address listed in the Fund's account records. In times of volatile market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, you may make your request by regular mail or express mail and it will be implemented at the net asset value per share next determined after the request is received and accepted.

  3. By Wire


  Requests for redemption by wire transfer may be made by calling the Fund at 1-800-992-0444 and requesting that the redemption proceeds be wired to the investor's bank listed in the Fund's account records. Although the Fund and its bank will not charge a wire service fee for a redemption by wire, the redeeming shareholder's bank may impose such a fee.



  4. By Check

  If an investor applies for the checkwriting feature in the new account application, the investor may redeem shares by check. There is no limit on the number of checks written, but the minimum amount of any check is $250. Checks written for an amount greater than the value of the investor's account will be returned to the investor, and the investor may be subject to extra charges.

  5. Systematic Withdrawal


  An investor who owns shares of the Fund with a value of at least $10,000 or more may establish a Systematic Withdrawal Plan. The record owner of shares may request a fixed dollar or fixed percentage withdrawal on a monthly, quarterly, semi-annual, or annual basis. Further information about establishing a Systematic Withdrawal Plan may be obtained by calling the Fund at 1-800-992-0444.


FURTHER REDEMPTION INFORMATION

  The Fund normally will make payment for all shares redeemed on the same Business Day, if the redemption request is received by 2:00 p.m. (New York City time), and on the next Business Day if the redemption request is received after such time, but in no event will payment be made more than 7 days after receipt of a redemption request in good order. Notwithstanding the foregoing, the Fund will not make payments to investors redeeming shares that were purchased by check until the check has cleared, which may take up to 15 Business Days after the date of purchase. The Fund reserves the right to suspend redemption or postpone the date of redemption at times when either the New York Stock Exchange or the Federal Reserve Bank of New York is closed or when trading on the New York Stock Exchange is restricted, under certain emergency circumstances and during periods when such suspension is permitted by the Commission. (See the Statement of Additional
Information: Additional Purchase and Redemption Information-
Redemptions.)


  To change the address listed in the Fund's account records or the name of the commercial bank or account designated to receive redemption proceeds, an investor must send a written request until May 18, 1996, to The Walnut Street Funds,

P.O. Box 182711, Columbus, Ohio 43218-2711. Such requests must be signed by each shareholder and for requests to change the bank or account designated to receive redemption proceeds, each signature must be guaranteed.


                          GENERAL INFORMATION

CHOOSING A DISTRIBUTION OPTION

  When filling out a new account application, an investor can choose from two distribution options:

  A. The Reinvestment Option, which reinvests dividends and distributions in additional shares. This option is assigned to an investor automatically if the investor makes no choice on the application. This option also provides for the purchase of new shares on the day dividends are distributed.

  B. The Income-Earned Option, which means an investor receives all income dividends and distributions in cash. If an investor selects this option and the U.S. Postal Service returns dividend checks it cannot deliver, or if the checks remain uncashed for six months, the amounts evidenced by the checks will remain deposited in a Fund bank account until they are claimed by the investors or become the property of the states of the investors' residence under their respective laws of escheat.

MONTHLY STATEMENTS AND REPORTS

  Each investor will receive a monthly statement that details every transaction that affects the share balance of his or her account for such month, including the exercise of checkwriting privileges. The Administrator will also provide the Fund's transfer agent with such information as may be required to permit the transfer agent to mail a statement with tax information to investors by January 31 of each year and to file the statement with the IRS.

ADDITIONAL INFORMATION

  The Fund reserves the right to reject any specific purchase order if, in the Adviser's opinion, the order is of a size or has other characteristics that could disrupt management of the Fund.


  All account transactions by telephone through the Fund's telephone number (1-800-992-0444) will be recorded, but the recordings and any transcripts generally will not be available for shareholder review. Investors should therefore verify the accuracy of telephone transactions immediately upon receipt of their confirmation statements. The Fund intends to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, but if it fails to implement such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. Among the procedures that the Fund intends to employ, in addition to recordings and confirmations, are requirements that in each call shareholders respond correctly to requests for specific personal identifying information.


HOLIDAY SCHEDULE

  The Fund is open for business and its net asset value is calculated every day that both the Federal Reserve Bank of New York (the "NY Fed") and the New York Stock Exchange (the "NYSE") are open. The Fund will be closed and no net asset value will be determined on: New Year's Day, Dr. Martin Luther King, Jr., Day (observed), Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day (observed), Thanksgiving Day, Christmas Day, and any other day on which either the NYSE or NY Fed is closed. This schedule may be modified by actions of the NYSE or NY Fed. On any day when either the NY Fed or the NYSE close early, the Fund reserves the right to advance the time on that day by which purchase and redemption requests must be received. To the extent that the Fund's portfolio securities are traded in other markets on days the NY Fed or the NYSE is closed, the Fund's net asset value may be affected during times when investors may not purchase or redeem shares.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Company was incorporated on January 22, 1993, as a corporation under the laws of the State of Maryland. The Fund is the initial series of shares interest (par value $.001) of the Company. The Directors are authorized to designate one or more additional series of shares of the Company, each series representing a separate investment portfolio. Shares of all series will have identical voting rights, except where by law, certain matters must be approved by a majority of the shares of the affected series. Each share of any series of shares when issued has equal dividend, liquidation (see "Redemption of Shares"), and voting rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will vote in the aggregate in all matters affecting all series equivalently and separately in any matters affecting any series that is distinct from the effect on other series.

  There are no conversion or preemptive rights in connection with any shares of the Fund. All Fund shares, when issued in accordance with the terms of the offering will be fully paid and nonassessable. The redemption price for shares of a series will be the net asset value of such shares.

  The Fund will send semi-annual and annual reports to all of its shareholders, that will include a list of the Fund's portfolio securities and the Fund's financial statements, which will be audited annually. Unless it is clear that a shareholder holds as nominee for the account of an unrelated person or a shareholder otherwise specifically requests in writing, the Fund may send a single copy of semi-annual, annual and other reports to shareholders to all accounts at the same address and all accounts of any person at that address.

  It is the intention of the Company not to hold annual meetings of shareholders. The Directors may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act, the Company's Articles of Incorporation, or the Company's By-Laws. If requested by the holders of at least 10% of the shares of all series aggregated as a class, the Fund will call a special meeting of the shareholders for the purpose of voting upon the removal of a director or directors, and the Company will assist shareholders in communications with other shareholders as required by Section 16(c) of the 1940 Act.

  The shares of the Company have noncumulative voting rights which means that the holders of more than 50% of the shares can elect 100% of the Directors if the holders choose to do so, and in that event, the holders of the remaining shares will not be able to elect any person or persons as Directors.

SHAREHOLDER APPROVAL

  Under the Company's By-Laws, unless otherwise required by law, the vote of the majority of a quorum of the Company's outstanding voting securities is required to approve actions requiring shareholder approval. (A quorum is a majority of the Company's outstanding shares.) Under the 1940 Act, however, certain shareholder actions require the vote of a majority of the Company's voting securities, which is defined as the lesser of (i) 67% of the voting securities represented at a meeting at which more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the Fund's outstanding voting securities.

COUNSEL AND INDEPENDENT AUDITORS

  The firm of Husch & Eppenberger, 100 N. Broadway, Suite 1300, St. Louis, Missouri 63102, is counsel for the Company. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, are the appointed independent auditors for the Company.

INFORMATION FOR SHAREHOLDERS


  All shareholder inquiries regarding administrative procedures including the purchase and redemption of shares should be directed to The Walnut Street Funds, P.O. Box 182711, Columbus, Ohio 43218-2711. For assistance, call 1-800-992-0444.

  This Prospectus omits certain information contained in the Registration Statement filed with the Commission. Copies of the Registration Statement, including items omitted herein, may be obtained from the Commission by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such Registration Statement may be obtained without charge from the Fund or its Distributor at the addresses and telephone number provided in this Prospectus.

                               GLOSSARY

  Banker's Acceptances: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually backed by goods in international trade.

  Certificates of Deposit: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

  Commercial Paper: Short-term obligations with maturities ranging from two to 270 days issued by banks, corporations, and other entities. The ratings A-1 and A-2 and Prime-1 and Prime-2 are high quality commercial paper ratings assigned by Standard & Poor's Corporation and Moody's Investors Service, Inc., respectively. Commercial paper that is not rated is not necessarily of lower quality than that that is rated, but may be less marketable and therefore provide a higher yield. See "Investment Objectives, Policies, and Restrictions" in the Statement of Additional Information for further information about commercial paper ratings.

  Commission: The United States Securities and Exchange Commission.

  Financial Services Industry: Investments in the financial services industry may include dollar denominated obligations of foreign and domestic banks, savings and loan associations and companies, consumer and commercial finance companies, securities brokerage companies, leasing companies, and insurance companies. These obligations include certificates of deposit, time deposits, bankers' acceptances, and commercial paper. Since the Fund may concentrate more than 25% of its total assets in the financial services industry, its performance may be affected by conditions affecting banks and other financial services companies. Companies in the financial services industry are subject to various risks related to that industry, such as governmental regulations, changes in interest rate, and exposure on loans, including loans to foreign borrowers.

  Money Market: The marketplace in which short-term, high grade debt securities are traded. These securities include U.S. Government obligations, commercial paper, certificates of deposit and bankers' acceptances, time deposits, and short-term corporate obligations. These securities normally carry specific rates of return.

  Repurchase Agreements: Transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount. In all cases, the creditworthiness of the other party to a transaction is reviewed and found satisfactory by the Fund. See "Investment Objectives, Policies, and Restrictions" in the Statement of Additional Information.

  Reverse Repurchase Agreements: Transactions in which the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at a particular price and time. See "Investment Objectives, Policies, and Restrictions" in the Statement of Additional Information.

  Time Deposits: Time deposits are non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time. Time deposits are illiquid and not readily marketable investments. (See "Investment Objectives, Policies, and Restrictions-Investment Restrictions.")

  U.S. Government Obligations: Debt securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government obligations are backed by the full faith and credit of the United States. For example, securities issued by the Federal Farm Credit Bank or by the Federal National Mortgage Association are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances. Securities issued by the Federal Home Loan Bank are supported only by the credit of the agency. There is no guarantee that the Government will support these types of securities, and therefore they involve more risk than other Government obligations. See "Investment Objectives, Policies, and Restrictions" in the Statement of Additional Information.

  Variable or Floating Rate Instruments: Variable or floating rate instruments have interest rate adjustment formulae that help stabilize their market values. Many variable and floating rate instruments also carry demand features that permit the Fund to sell them at par value plus accrued interest on short notice.

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

                        THE WALNUT STREET FUNDS
                             PRIME RESERVE
                           MONEY MARKET FUND


                      [LOGO] WALNUT STREET FUNDS
                             PRIME RESERVE



                              Prospectus


                            April 25, 1997



                               Adviser
                     General American Investment
                          Management Company

                             Distributor
                     Walnut Street Securities

                         THE WALNUT STREET FUNDS, INC.
                      THE WALNUT STREET PRIME RESERVE FUND


                      STATEMENT OF ADDITIONAL INFORMATION


THIS STATEMENT IS NOT A PROSPECTUS BUT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS OF THE WALNUT STREET FUNDS, INC., (DATED APRIL 25, 1997), AS SUPPLEMENTED FROM TIME TO TIME. PLEASE RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE. TO OBTAIN ADDITIONAL COPIES OF THIS STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S PROSPECTUS OR ANNUAL REPORT, PLEASE CALL 800-992-0444, OR WRITE THE FUND AT WALNUT STREET PRIME RESERVE FUND, P.O. BOX 182711, COLUMBUS, OHIO 43218-2711.


                         TABLE OF CONTENTS

                                                              PAGE

GENERAL                                                          1

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS                1

PORTFOLIO TRANSACTIONS                                          15

VALUATION OF PORTFOLIO SECURITIES                               20

PERFORMANCE                                                     21

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                  23

DIVIDENDS, DISTRIBUTIONS, AND TAXES                             25

DIRECTORS AND OFFICERS                                          28

MANAGEMENT CONTRACTS                                            33

DISTRIBUTION AND SERVICE PLAN                                   40


                                    - 2 -

DESCRIPTIONS OF THE FUND AND ITS CAPITAL STOCK                  45

ADDITIONAL INFORMATION                                          48

FINANCIAL STATEMENTS AND  REPORTS OF INDEPENDENT AUDITORS       50




INVESTMENT ADVISER
Conning Asset Management Company


DISTRIBUTOR
Walnut Street Securities, Inc.


TRANSFER AND DIVIDEND DISBURSING AGENT
BISYS Fund Services, Inc.


ADMINISTRATOR AND CUSTODIAN
The Bank of New York


                           April 25, 1997

                                    GENERAL


      The Walnut Street Funds, Inc., is an open-end investment company (the "Company") that currently has one series: The Walnut Street Prime Reserve Fund (the "Fund"). Conning Asset Management Company, formerly named General American Investment Management Company (the "Adviser") serves as the Fund's investment adviser. The Fund's offices are located at 670 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The Adviser's offices are located at 700 Market Street, St. Louis, Missouri 63101.


      This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction and retained with the Fund's current Prospectus.

               INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

General
-------

      The Fund's investment objectives and policies and certain of its investment restrictions are set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or restriction states a maximum percentage of a Fund's assets that may be invested in any security or other assets, or sets forth a policy about quality standards, that standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and restrictions.


      The Fund's investment objectives and restrictions described below are fundamental and cannot be changed without approval of a "majority of the outstanding voting shares" of the Fund. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the Fund's outstanding shares.) Other than these fundamental objectives and investment restrictions, the investment policies and limitations described in the Prospectus and this Statement of Additional Information are not fundamental, and the Company may change them without shareholder approval.

Investment Objectives
---------------------

      The Fund's investment objective is the realization of high current income consistent with the preservation of principal and liquidity. For more information about this objective, see "Investment Objective" in INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS in the Prospectus.

Investment Restrictions of the Fund
-----------------------------------

      Under the Fund's fundamental investment restrictions, the Fund may not:

      1. Invest more than 10% of the value of the total assets of the Fund in securities that are not readily marketable, which include repurchase agreements having a maturity of more than 7 days, time deposits, and securities that are secured by interests in real estate.


      2. Invest in real estate, although the Fund may purchase securities of companies that deal in real estate and securities that are secured by interests in real estate.

      3.    Invest in commodities or commodity contracts.

      4. Purchase or retain any securities of other open end investment companies, or purchase securities of other investment companies, if, as a result, the Fund would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Fund's assets would be invested in any one investment company, or more than 10% of the Fund's assets would be invested in investment company securities. These limitations do not apply to securities acquired in connection with a merger, consolidation, acquisition, or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, and so long as immediately thereafter not more than 10% of such Fund's total assets, taken at market value, would be invested in such securities.

      5. Make loans, other than by purchasing debt obligations customarily distributed privately to institutional investors and lending through repurchase agreements.

      6. Invest more than 5% of the value of such assets in securities of any one issuer. This restriction does not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.

      7. Invest in more than 10% of the outstanding voting securities of any one issuer.

      8. Purchase the securities or other obligations of issuers in the same industry if, immediately after such purchase, the value of the Fund's investment in that industry would exceed 25% of the value of the Fund's total assets, except that the Fund may invest more than 25% of its assets in securities and other obligations of companies in the financial services industry. (See "Financial Services Industry" in the Glossary to the Prospectus.) This restriction does not apply to securities issued by the United States Government or its agencies or instrumentalities.

      9. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, in the disposition of restricted securities.


      10. Borrow money, except that (i) the Fund may enter into reverse repurchase agreements (as defined in the Glossary to the Prospectus) for liquidity purposes, and (ii) as a temporary measure for extraordinary or emergency purposes (such as to permit the Fund to honor redemption requests without being required to dispose of investments in an inopportune or untimely manner) and not for investment purposes, the Fund may borrow from banks, provided that the total of reverse repurchase agreements and bank borrowings may not exceed 5% of the Fund's assets taken at cost.

      11. Issue securities senior to its common stock except to the extent set out in paragraph 10 immediately above or otherwise permitted under the Investment Companies Act of 1940 (the "1940 Act").


      12.   Sell securities short, or maintain a short position.

      13. Buy securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

      14.   Invest in or write puts, calls, straddles, or spreads.

      15. Invest in companies for the purpose of exercising control of management.

      16. Invest in real estate limited partnerships.

Investment Policies
-------------------

      Most of the Fund's current investment policies are set forth in the Prospectus under "INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS". In addition, the Fund does not currently intend to purchase the securities of any issuer or the securities of issuers primarily engaged in oil, gas, or other mineral exploration or development programs or leases.


      To limit the credit risk of its investments, the Fund will not purchase any security (other than a U. S. Government Obligation, as defined in the Glossary to the Prospectus) unless it is rated in one of the two highest rating categories assigned to short-term debt securities by at least two nationally recognized statistical rating organizations such as Moody's and Standard & Poor's or, if not so rated, it is determined to be of comparable quality. The Adviser makes determinations of comparable quality in accordance with procedures established by the Directors. Securities meeting the foregoing criteria constitute either "first tier" and "second tier" securities. First tier securities have received the highest rating (e.g., A-1 from Standard &
                                             ----
Poor's or Prime-1 from Moody's) from at least two recognized rating services. Second tier securities have received ratings within the two highest categories (e.g., A-1 and A-2 from Standard and Poor's) from at
                    ----
least two recognized rating agencies. Under the rules of the Securities and Exchange Commission (the "Commission") applicable to money market funds, the Fund may not invest more than 5% of the its total assets in second tier securities and not more than 1% of the Fund's assets may be invested in second tier securities of any one issuer. These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Fund may continue to hold the investment, subject in certain circumstances to a finding by the Company's Directors that disposing of the investment would not be in the Fund's best interest.


      The securities in which the Fund may invest are set forth in the Prospectus' discussion of the Fund's investment policies, and the Glossary to the Fund's Prospectus also describes certain aspects of some of these securities. These securities include but are not limited to the following:

United States Government Obligations
------------------------------------

      The Fund may invest in U. S. Government Obligations. These securities consist of both United States Government securities and United States Government agency securities.


      United States Government securities include bills, notes, and bonds issued by the United States Treasury, which are direct obligations of the United States Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable Government security, have a maturity of up to one year and are issued on a discounted basis. Treasury notes have maturities of more than one and up to ten years. Treasury bonds have maturities of ten to 30 years.

      Government agency securities are the kinds of instruments currently outstanding or offered in the future that are issued by agencies and instrumentalities of the United States Government. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Maritime Administration, General Services Administration, and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Farm Credit Banks, and the United States Postal Service. The Fund will purchase government agency or instrumentality securities only so long as they are either guaranteed by the United States Treasury (e.g., Government National Mortgage Association
                        ----
mortgage-backed securities) or supported by the issuing agency's or instrumentality's credit or right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes). Not all
 ----
securities issued by agencies or instrumentalities of the United States Government have a guarantee representing the full faith and credit of the U.S. Government.


Bank Obligations
----------------

      The Fund may acquire obligations of certain depository institutions, including certificates of deposit, time deposits, and bankers' acceptances issued by commercial banks, savings and loan associations, and savings banks.

      Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks, savings and loan associations, or savings banks against funds deposited in the issuing institution by the depositor.

      Time deposits are funds deposited in a bank, savings and loan association, or savings bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

      A banker's acceptance is a time draft drawn on a bank that unconditionally guarantees to pay the draft at its face amount on the maturity date. A bank customer, who is also liable for the draft, typically uses the funds represented by the draft to finance the import, export, or storage of goods.

      The Fund will not invest in any security issued by a commercial bank, savings and loan association, or savings bank organized and operating in the United States, unless the institution has total assets of at least $1,000,000,000 and a net worth of at least $500,000,000, and is a member of the Federal Deposit Insurance Corporation.

      The Fund may also invest in short term dollar denominated obligations of foreign banks, foreign branches of foreign or U.S. banks, and short-term obligations of U.S. branches and agencies of foreign banks.

Repurchase Agreements
---------------------

      A repurchase agreement customarily obligates the seller, at the time it sells securities to the Fund, to repurchase the securities at a mutually agreed-upon time and price. The total amount received on repurchase should exceed the price paid by the Fund, reflecting an agreed interest rate to the settlement date that would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon the securities' acquisition are accrued as interest and included in the Fund's net income as dividends. The term of the Fund's repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund acquire repurchase agreements having a term of more than one year.

      During the holding period of a repurchase agreement, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. If the Fund acquires a repurchase agreement and the seller later defaults at a time when the value of the underlying securities is less than the obligation of the seller, the Fund could incur a loss. If the seller defaults or becomes insolvent, the Fund may experience delays in recovering its money, fail to recover part or all of its investment, and incur costs in disposing of securities used as collateral. The Fund will enter into repurchase agreements only with sellers that the Adviser, applying criteria established by the Fund's Board of Directors, believes to present minimal credit risks.

Reverse Repurchase Agreements
-----------------------------

      Reverse repurchase agreements involve the sale of money market securities held by the Fund pursuant to an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. The Fund may use the proceeds of reverse repurchase agreements to cover net redemptions and other needs for liquidity. When effecting reverse repurchase transactions, the Fund will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account with the Custodian. If interest rates rise during the term of a reverse repurchase agreement, the Fund's ability to maintain a net asset value of $1.00 per share may be impaired.

Commercial Paper
----------------

      Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of one year or less. On the date of investment by the Fund, such paper must be rated in one of the two highest categories for short term debt securities by at least two nationally recognized securities rating services such as Standard and Poor's or Moody's Investor's Services (or by one such rating service, if only one such rating service has rated the security). The Fund can invest in unrated commercial paper if Board of Directors determines, in accordance with the procedures of

Rule 2a-7, that the unrated security is of comparable quality to rated securities.

      Commercial paper rated A-1 by Standard & Poor's has the following characteristics. The issuer's liquidity ratios are adequate to meet cash requirements, and its long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow of the issuer have an upward trend, with allowances made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2, or A-3.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's Investor's Service, Inc. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trends of earnings over a period of ten years; (7) financial strength of any parent company and the relationships that exist with the issuer; and (8) recognition by the management of obligations that may be presented or may arise as a result of public interest questions and preparations to meet such obligations.

Variable or Floating Rate Instruments
-------------------------------------

      The Fund may invest in variable or floating rate instruments that ultimately mature in more than 397 days, if the Fund acquires a right to sell the securities that meet certain requirements set forth in Rule 2a-7. Variable rate instruments (including investments subject to a demand feature) that mature in 397 days or less may be deemed to have maturities equal to the period remaining until the next readjustment of the rate. Other variable rate instruments with demand features may be deemed to have a maturity equal to the period remaining until the next adjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument subject to a demand feature may be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

                             PORTFOLIO TRANSACTIONS

      The Adviser will place all orders for the purchase or sale of portfolio securities for the Fund pursuant to authority contained in the Fund's Management Agreement with the Adviser. The Adviser is also responsible for the placement of transaction orders for other investment companies and clients for which it acts as investment adviser.

      Debt securities are generally traded with dealers acting as a principal for their own accounts without a commission. The price of the security usually includes a profit (a "spread" or "markup") for the dealers. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In selecting brokers or dealers, subject to applicable limitations of the federal securities laws, the Adviser will consider various relevant factors, including, but not limited to, the size and kind of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of spreads or commissions.

      The Fund will execute portfolio transactions with broker-dealers who provide research or execution services to the Fund. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Since, however, many transactions on behalf of the Fund may be placed with dealers without regard to the receipt or availability of such services, the Fund and its Adviser cannot estimate the proportion of such transactions directed to such dealers solely because such services were provided or are available.

      The receipt of research from broker-dealers that execute transactions on behalf of the Fund may be useful to the Adviser in rendering investment management services to the Fund or its other clients, and conversely such information provided by broker-dealers who have executed transaction orders on behalf of other clients of the Adviser may be useful to the Adviser in carrying out its obligations to the Fund.


      Subject to applicable limitations of the federal securities laws, in recognition of their research or execution services, certain broker-dealers may receive commissions or markups for transactions that are in excess of the amount of markups or commissions charged by other broker-dealers. To cause the Fund to pay such higher amounts, the Adviser must determine in good faith that such charges are reasonable in relation to the value of the brokerage or research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund and its other clients. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage or research services provided or to determine what portion of the compensation should be related to those services.

      The Adviser may use the services of the Distributor, Walnut Street Securities, Inc. (a registered broker-dealer and an affiliate of the Adviser), for the execution of the Fund's purchase and sale orders, if (i) the commissions and markups charged by the Distributor are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services, and (ii) the payment of such amounts complies with the 1940 Act and the rules and regulations thereunder. The Directors, including a majority of the Directors who are not "interested persons" have adopted procedures that are reasonably designed to provide that any commissions, fees, or other remuneration paid to Walnut Street Securities are consistent with the foregoing requirements. The Adviser anticipates, however, that most of the Fund's portfolio transactions will be executed by non-affiliated broker-dealers, and from the date the Fund commenced its investment activities in 1993 to the date of this Statement, the Adviser has not used the Distributor to purchase or sell securities for the Fund.


      The Fund will not purchase or sell portfolio securities from, through, or to the Adviser or Distributor or any "affiliated person" (as defined in the 1940 Act) of the Adviser or Distributor when such entities are acting as principals, except to the extent permitted by law. The Fund also will not purchase securities during the existence of an underwriting group relating thereto of which the Adviser or Distributor or an affiliate of either is a member, except to the extent permitted by law.

      The Company's Board of Directors will periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions and review commissions and markups paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      Although the officers and Directors of the Fund are substantially the same as those of other funds managed by the Adviser, investment decisions for the Fund will be made independently from those of other funds or accounts managed by the Adviser. It may sometime happen that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or advisory client.

      When two or more funds or accounts advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in a manner considered by the officers of the funds or accounts involved to be equitable to each. In some cases this system could have a detrimental effect on the price or value of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Directors that the desirability of retaining the Adviser as investment adviser to the Fund outweighs any disadvantages that may exist from exposure to simultaneous transactions.

                       VALUATION OF PORTFOLIO SECURITIES

      The Fund values its investments on the basis of amortized cost. This method involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its value based on current market quotations or appropriate substitutes that reflect current market conditions. The amortized cost value of an instrument may be higher or lower than the price the Fund would receive if it sold the instrument.

      Valuing the Fund's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 of the Commission under the 1940 Act. The Fund must adhere to certain conditions under Rule 2a-7, some of which are summarized in the Prospectus.

      The Company's Board of Directors oversees the Adviser's adherence to the Commission's rules, and has established procedures designed to stabilize the Fund's net asset value at $1.00. At such intervals as they deem appropriate, the Directors consider the extent to which net asset value as calculated by using market valuations would deviate from $1.00 per share. If the Directors believe that a deviation from the Fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Directors have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments before maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing net asset value by using available market quotations; and such other measures as the Directors may deem appropriate.

      During periods of declining interest rates, the Fund's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder in the Fund would be able to obtain a somewhat higher yield than would result if the Fund used market valuations to determine its net asset value. The converse would apply in a period of rising interest rates.

      See "NET ASSET VALUE" AND "REDEMPTION OF SHARES - HOLIDAY SCHEDULE" in the Prospectus for the times and dates upon which the Fund's net asset value will be calculated.

                                  PERFORMANCE

      The Fund may compare its performance or the performance of securities in which it may invest to Donoghue's Money Fund Averages, which are average yields of various kinds of money market funds that include the effect of compounding distributions. The

Fund may also compare its performance to other mutual funds, especially to those with similar investment objectives. These comparisons may be based on data published by Donoghue's Money Fund Report(R) or by Lipper Analytical Services, Inc., an independent service that monitors the performance of mutual funds.


      As required by regulations of the Commission, current yield for the Fund will be computed by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of a seven-day calendar period, dividing the net change in account by the value of the account at the beginning of the period, and multiplying the return over the seven-day period by 365/7. For purposes of the calculation, net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but does not reflect realized gains or losses or unrealized appreciation or depreciation. Effective yield for the Fund will be computed by annualizing the seven-day return with all dividends reinvested in additional Fund shares. As of December 31, 1996, the current and effective seven-day yields for the Fund were 4.82% and 4.94%, respectively.


      The Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchase of Shares
------------------

      Investors may open Fund accounts and purchase shares as described in the Prospectus under "PURCHASE OF SHARES."

Redemptions
-----------

      Investors may redeem shares as described in the Prospectus under "REDEMPTION OF SHARES." Shareholders redeeming shares of the Fund should be aware that while the Fund attempts to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to continue to do so and in that case the net asset value of the Fund's shares might deviate from $1.00 per share. Accordingly, a redemption request might result in payment of a dollar amount that differs from the number of shares redeemed. See "NET ASSET VALUE" in the Prospectus and "Valuation" in this
                                                        ---------
Statement of Additional Information.

      If the Fund determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities from the portfolio of the Fund in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash and might also recognize a gain or loss for tax purposes.

      The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows: (i) during periods when either the Federal Reserve Bank of New York or the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted, (ii) during periods in which an emergency exists that causes disposal of, or evaluation of the net asset value of, the portfolio securities to be not reasonably practicable, or (iii) for such other periods as the Commission may permit.

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

      The Fund declares and pays dividends and distributions as described under "DIVIDENDS, DISTRIBUTIONS, AND TAXES" in the Prospectus. Net investment income of the Fund consists of accrued interest or discount and amortized premium, less the accrued expenses of the Fund applicable to that dividend period. Determination of the net investment income for the Fund will be made immediately prior to the determination of net asset value at 2:00 p.m. (New York City time), on each day the Fund is open for business. Net income for all other days is determined at 4:00 p.m. (New York City time) on the last immediately preceding day on which the Fund is open for business.

      The Fund may distribute short-term capital gains once a year or more often as necessary to maintain its net asset value at $1.00 per share or to comply with distribution requirements under federal tax law. The Fund does not anticipate earning long-term capital gains on its portfolio securities.


      The Fund is qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's assets is represented by cash, United States Government securities, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U. S. Government Obligations). (The securities described in clauses (a) and (b) of the preceding sentence would be limited by the Fund's investment objectives, restrictions, and policies described in the Prospectus and this Statement of Additional Information.) As a regulated investment company, the Fund (as opposed to its shareholders) is not subject to federal income taxes on the net investment income and capital gains that it distributes to its shareholders, provided that at least 90% of its net investment income and realized net short-term capital gains in excess of net long-term capital losses for the taxable year is distributed.

      Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed income if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

      Distributions of net investment income and realized net short-term capital gains (if any) in excess of net long-term capital losses are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. Distributions from the Fund will not normally be eligible for the dividends-received deduction.

      A gain or loss realized by a shareholder on the redemption, sale, or exchange of shares held as a capital asset will be capital gain or loss, and such gain or loss will be long-term if the holding period for the shares exceeds one year, and otherwise will be short-term. Any loss realized by a shareholder on the disposition of shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Fund.

      The Fund may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

      The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states that have income tax laws might differ from treatment under the federal income tax laws. Depending upon state law, a portion of the Fund's dividends attributable to interest income derived from United States Government securities may be exempt from state and local taxation. Shareholders should consult their own tax advisers with respect to any state or local taxes.

                             DIRECTORS AND OFFICERS


      The Company's Directors and executive officers are listed below.
Except as indicated, each individual has held the office shown or other office in the same company for the last five years. All persons other than Mr. Miller named as Directors and officers also serve in similar capacities for other funds advised by the Adviser. Unless otherwise noted, the business address of each Director and officer is 700 Market Street, St. Louis, Missouri 63101, which is also the address of the Adviser. Those Directors who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Fund or the Adviser are indicated by an asterisk <F*>.


                                                            PRINCIPAL OCCUPATIONS
NAME                          POSITION                      DURING THE LAST FIVE YEARS
----                          --------                      --------------------------
<F*>Richard J. Miller         President and Director        President and a director of the Fund since January 29, 1997.
    670 Mason Ridge Center                                  Also, since January 1997, President of Walnut Street Securities,
    Drive                                                   Inc., a registered broker-dealer and the Fund's distributor, and
    Suite 300                                               Walnut Street Advisers, Inc., a registered investment adviser.
    St. Louis, Mo. 63141                                    For more than the prior five years, Mr. Miller was a principal and general agent in Wrenshall Miller and Associates, Inc.,
                                                            Pittsburgh, Pennsylvania, a General American Life Insurance
                                                            Company agency.



                                    - 29 -

<F*>Richard A. Liddy          Director                      Since January 1995, President, Chief Executive Officer, and
                                                            Chairman of the Board of General American Life Insurance Company,
                                                            of St. Louis, Missouri, which controls the Adviser and
                                                            Distributor; from May 1992 to January 1995, President and Chief
                                                            Executive Officer, General American Life Insurance Company.

Theodore M. Armstrong         Director                      Senior Vice-President-Finance and Administration and Chief
424 South Woods Mill                                        Financial Officer, Angelica Corporation, St. Louis, Missouri.
     Road                                                   (Uniform manufacture and sale and laundry business.)
St. Louis, Mo. 63017

Alan C. Henderson             Director                      Executive Vice-President and Chief Financial Officer, RehabCare
7733 Forsyth                                                Group, Inc., St. Louis, Missouri (Disability rehabilitation
Suite 1700                                                  business.)
St. Louis, Mo. 63105


                                    - 30 -

Harry E. Rich                 Director                      Executive Vice President and Chief Financial Officer of Brown
8300 Maryland Ave.                                          Group, Inc., a retailer and shoe importer and manufacturer.
St. Louis, Mo. 63105



E. Thomas Hughes, Jr.         Treasurer                     Corporate Actuary and Treasurer of General American Life Insurance
                                                            Company, St. Louis, Missouri, which controls the Adviser and
                                                            Distributor.  Before October 1994 he served as the Executive Vice
                                                            President-Group Pensions of General American Life Insurance
                                                            Company.



Matthew P. McCauley           Secretary                     Associate General Counsel and Vice President, General American
                                                            Life Insurance Co., St. Louis, Missouri, which controls the
                                                            Adviser and Distributor.

      Mr. McCauley is a director of the Distributor and a director, Vice President, Secretary, and General Counsel of the Adviser, and he serves as an officer, director, or general counsel of other subsidiaries of General American Life Insurance Company. Messrs. Armstrong, Rich, and Henderson serve as the Audit Committee of the

Company's Board of Directors. They also serve as noninterested directors of General American Capital Company, an open end management investment company for which the Adviser serves as the investment manager. Messrs. Liddy and Miller serve as the Executive Committee of the Board of Directors, which, in the absence of action by the full Board, can exercise the powers of the Board of Directors other than those requiring the approval of a majority of the directors who are not interested persons.

      Officers of the Company are compensated by the Adviser. Interested directors receive no remuneration from the Company. The Company pays the noninterested directors an annual retainer of $500.00 and a fee of $500.00 for each meeting of the Board of Directors or committee thereof that they attend or in which they participate by telephone. During 1996, each of the noninterested directors received $2,500 in fees and retainer from the Company as well as $5,500 in retainer and fees in their capacity as directors of General American Capital Company.

                              MANAGEMENT CONTRACTS

The Adviser.
-----------

      The Company has entered into an Investment Management Agreement with the Adviser, Conning Asset Management Company (formerly named General American Investment Management Company) with respect to the Fund. The Adviser is wholly owned by General American Holding Company which, in turn, is wholly owned by General American Life Insurance Company. General American Life Insurance Company is also the ultimate parent of the Distributor, Walnut Street Securities, Inc., and is engaged in the business of underwriting life insurance.


      The Investment Management Agreement provides that the Adviser, subject to control and review by the Company's Directors, is responsible for the overall management and supervision of the Fund and for managing the Fund's investments and providing certain services to the Fund. The Adviser is responsible for selecting and monitoring the performance of the Fund's investments and for maintaining the Fund's compliance with its investment objective, restrictions, and policies. The Adviser selects the broker-dealers who execute the fund's portfolio transactions. The Adviser compensates all officers of the Company, the Directors who are "interested persons" of the Company and the Adviser, and all personnel of the Company or Adviser who perform services relating to research, statistical, and investment activities of the Fund. In addition, the Adviser consults with and reports to the Company's Board of Directors about the Fund's investments and investment strategy. The
Adviser also provides accounting and statistical information required for the preparation of the Company's registration statements and other governmental filings, and it performs such other obligations as the Company's Directors may specify.

      The Adviser may provide investment advice to other clients, including, but not limited to, investment companies, pension funds, separate accounts of General American Life Insurance Company, and institutional investors. Occasions may arise when combined sales or purchases of securities are made for more than one client in order to obtain favorable execution and low brokerage commissions.

      For its services to the Fund, the Adviser charges a fee which is accrued daily against the Fund. The fee, stated as an annual percentage of the average daily value of the net assets, is .25% of the first $250,000,000 of net assets, .24% of net assets in excess of $250,000,000 up to $500,000,000, .23% of net assets in excess of $500,000,000 up to
$750,000,000, .22% of net assets in excess of $750,000,000 up to
$1,000,000,000, and .21% of net assets in excess of 1,000,000,000.


      For the year ended December 31, 1996, the Fund's advisory fees totaled $405,517, of which the Adviser waived $114,441. For the year ended December 31, 1995, the fees totaled $293,625, and the Adviser waived $97,991. For the year ended December 31, 1994, the advisory fees totaled $175,986, of which the Adviser waived $141,986. The Adviser waives that portion of its fee, and if necessary reimburses sufficient Fund expenses, necessary to prevent the Fund's expenses from exceeding 0.85% of the Fund's average net assets.

      The Investment Management Agreement was approved by the unanimous vote of the Company's Board of Directors (including all of the Directors who are not interested persons (as defined in the 1940 Act) of the Company or the Adviser) at a meeting called for such purpose on May 5, 1993, and by the vote of a majority of the outstanding shares of the Fund at a special meeting held on May 5, 1993. The Investment Management Agreement will continue in effect from year to year if approved annually: (1) by the Board of Directors of the Company or by a majority of the outstanding shares of the Fund, as determined pursuant to the 1940 Act; and (2) by a majority of the Board of Directors who are not interested persons, within the meaning of the 1940 Act, of any party to such Agreement. On April 23, 1997, the Company's Board of Directors (including all of the Directors who are not interested persons) unanimously approved the continuation of the Investment Management Agreement for an additional year. The agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of any party or, with respect to the Fund, by the requisite vote of the shareholders of the Fund. The Investment Management Agreement
automatically terminates on its assignment.  See "Description of the Fund
                                                  -----------------------
and its Capital Stock" in this Statement of Additional Information.
---------------------

The Administrator.
-----------------

      The Company has entered into an Administration Agreement, Company Accounting Agreement, and Cash Management and Related Services Agreement with The Bank of New York, 110 Washington Street, New York, New York 10286 (the "Administrator"), for the provision of certain administrative services to the Company and the Fund, as described in the Prospectus. For these services, the Fund pays the Administrator an annual fee, accrued daily and paid monthly, of .10% of the Fund's average net assets up to $100,000,000, .07% of the next $400,000,000 of average net assets, and .03% of average net assets in excess of $500,000,000. The Administrator has no role in the selection of the Fund's investment securities or the implementation of its investment objectives, restrictions, or policies. The Fund may, however, invest in obligations of the Administrator and may purchase securities from the Administrator. The Adviser, its officers and directors, and its affiliated companies and personnel from time to time have transactions with various banks, including the Administrator. In the judgment of the Adviser, the terms and conditions of those transactions that have occurred to date were not influenced by existing or potential relationships with the Administrator.

Transfer and Dividend Disbursing Agent.
--------------------------------------

      BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's Transfer Agent. The Transfer Agent is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains, and other changes in share ownership to investors' accounts. The Transfer Agent is also the dividend disbursing agent for the Fund. The Transfer Agent has no role in the selection of the Fund's investment securities or the implementation of its investment objective, restrictions, or policies.

Custodian
---------

      The Bank of New York, 110 Washington Street, New York, New York 10286 will serve as the custodian of the Fund's securities (the "Custodian"). The Custodian has no role in the selection of the Fund's investment securities or the implementation of its investment objectives, restrictions, or policies. The Fund, however, may invest in obligations of the Custodian and may purchase securities from the Custodian. The Adviser, its officers and directors, and its affiliated companies and personnel from time to time have transactions with various banks, including the Custodian. In the judgment of the Adviser, the terms and conditions of those transactions that have occurred to date were not influenced by existing or potential custodial or other relationships.

Payment of Expenses
-------------------

      The Adviser has paid the organization costs of the Company as well as the cost of certain administrative expenses.

      In addition to the management fees payable to the Adviser and payments under the Fund's Distribution and Service Plan discussed below, the Company pays all its expenses, including, without limitation, the fees of the Administrator, Custodian, and Transfer and Dividend Disbursing Agent, the costs of the preparing and mailing of proxy material and prospectuses to existing shareholders, legal expenses, and the fees of the Fund's auditor. Other expenses paid by the Company include its insurance premiums, and costs of registering the Fund's shares under various federal and state securities laws. The Company is also liable for such nonrecurring expenses as may arise, including costs of litigation to which the Company or the Fund is a party, and any obligation the Company may have to indemnify the officers and Directors with respect to such litigation.

      The Adviser has agreed to waive its management fee and reimburse the Fund if and to the extent that the Fund's operating expenses, including management fees but excluding extraordinary expenses, are in excess of an annual rate of .85% of the Fund's average net assets.

                         DISTRIBUTION AND SERVICE PLAN

      To facilitate the distribution of the Fund's shares, the Directors of the Company on behalf of the Fund have adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 ("12b-1") under the 1940 Act, and entered into a General Distribution Agreement ("Distribution Agreement") with Walnut Street Securities, Inc. (the "Distributor"), 670 Mason ridge Center Drive, Suite 300, St. Louis, Missouri 63141, an affiliate of the Adviser. The distributor, a Missouri corporation organized in 1984, is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the
National Association of securities Dealers, Inc.   The Plan and Distribution
Agreement have been approved by a majority of the Directors of the Company (including a majority of the Directors who are not interested persons of the Company or the Adviser and have no interest in the Plan or Distribution Agreement) and the holder of a majority of the Company's voting securities on May 5, 1993. As required by 12b-1, the Directors carefully considered all pertinent factors relating to the implementation of the Plan and Distribution Agreement prior to their approval, and determined that there is a reasonable likelihood that the Plan and Distribution Agreement will benefit the Company and its shareholders. In particular, the Directors noted that payments under the Plan may provide additional incentives to promote the sale of shares of the Fund, which may result in additional sales of the Fund's shares and an increase in the Fund's assets. The Company pays the Distributor a distribution fee as compensation for its services and expenses in connection with the distribution of shares of the Fund at the annual rate of .35% of its average net assets determined as of the close of business on each day throughout the month. This distribution fee is paid by the Company, not by individual accounts.

      If the payment by the Fund to the Adviser of management fees should be deemed to be indirect financing of the distribution of the Fund's shares, the Plan authorizes such payment.

      The Plan may be deemed by the Staff of the Commission to be a "compensation plan" because payments made are not tied directly to actual expenses incurred, and the Distributor is given discretion concerning what expenses are payable under the Plan. The fees received by the Distributor pursuant to the Plan may exceed, or particularly in the early years of the Fund, be less than the estimated direct and indirect costs incurred by the Distributor in providing its services under the Plan and the Distribution Agreement with the Company. If the fees received exceed expenses incurred, the Distributor may be deemed to have received a "profit" to the extent of such excess. For example, if the Distributor pays $1 for distribution related expenses and receives $2 under the Plan, the $1 difference could be characterized as a profit for the Distributor. If the fees received are less than expenses incurred, the Plan does not carry over any excess costs over fees to a subsequent annual period. Any revenue from an increase in distribution fees may not be used against excess costs incurred in a previous period.


      The Plan and Distribution Agreement do not provide for specific payment by the Company of any of the expenses of the Distributor, nor do they obligate the Distributor or the Adviser to perform any specific kind or level of distribution activities or incur any specific level of expense in connection with distribution activities. After payments by the Distributor for advertising, marketing, and distribution, the amounts remaining, if any, may be used as the Distributor may elect. The Distributor expects to pay approximately 65% of this fee annually to its registered representatives as an asset based sales charge.

      The Distributor also pays approximately 25% of its 12b-1 fees to National Financial Services Company ("NFSC"), which conducts the daily sweep of the brokerage accountants of the Distributor's customers who wish to invest their cash balances in the Fund. This percentage will decrease if the Fund's average daily assets grow above $200,000,000 since NFSC, which is located at 82 Devonshire Street, Boston, Massachusetts 02109, receives a fee for its services of .09% of the first $100,000,000 of the Fund's average daily assets, .08% of the next $100,000,000 of average daily assets, and .06% of the average daily assets in excess of $200,000,000. During 1996, the Fund's average daily assets were approximately $162,000,000.

      For the year ended December 31, 1996, fees paid to the Distributor totaled $567,719, of which $370,486 was allocated to payments to sales representatives of the Distributor, and $139,839 was paid to NFSC. The Distributor incurred additional expenses of approximately $73,000 for advertising and promotional activities and incurred additional administrative expenses related to the Plan and Distribution Agreement and the printing and mailing of prospectuses to persons other than current shareholders. No interested person of the Company or any director of the Company who is not an interested person of the Company had any direct or indirect interest in the operation of the Plan or the Distribution Agreement. The Company believes that the Plan has supported the Fund's growth and is monitoring the Fund's increased promotional activities to determine whether they generate measurable additional growth.

      Under their terms, the Plan and Distribution Agreement shall remain in effect from year to year as long as the continuance is approved at least annually by a vote of a majority of all of the Directors and a majority of the Directors who have no interest in the Plan, Distribution Agreement, Adviser, or the Company. The Plan and Distribution Agreement may not be amended to increase materially the amount to be spent for distribution without the approval of a majority of outstanding shares of the Fund, and they may not be materially amended in any case without a vote of a majority of the outstanding shares of the Fund and the vote of a majority of the Directors and a majority of the Directors who have no interest in the Plan, Distribution Agreement, Adviser, or the Company. So long as the Plan and Distribution Agreement are in effect, the selection and nomination of the Directors who are not interested persons of the Adviser or the Company shall be committed to the discretion of the Directors who are themselves not such interested persons. The Plan and Distribution Agreement may be terminated at any time by vote of a majority of the Directors who are not such interested persons, or by vote of a majority of the outstanding shares of the Fund. The Plan and Distribution Agreement terminate automatically in the event of their assignment. On April 23, 1997, the Company's Board of Directors unanimously approved the continuation of the Plan and Distribution Agreement for an additional year.


      For further information about the Plan, see "MANAGEMENT OF THE FUND - THE DISTRIBUTOR" in the Prospectus.

                 DESCRIPTIONS OF THE FUND AND ITS CAPITAL STOCK

      ORGANIZATION. The Walnut Street Prime Reserve Fund is a series of The Walnut Street Funds, Inc., an open-end management investment company organized as a Maryland corporation on January 22, 1993. Currently, the Fund is the only series of the Company. The Articles of Incorporation of the Company permit the Company's Directors to create additional series, each of which would be a separate fund.


      On May 1, 1993, General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101 ("General American"), owned of record or beneficially 101,000 issued and outstanding shares of the Fund, which were the only issued and outstanding shares of the Company and the Fund. The Fund commenced the public distribution of its securities in late July 1993, and as of December 31, 1996, and the date of this Statement of Additional Information, the Fund was not aware of any holder of five percent (5%) or more of its securities.


      If the Adviser ceases to be the investment adviser to the Company or the Fund, the right of the Company or Fund to use the identifying name "Walnut Street" may be withdrawn.

      The assets of the Company received for the issue or sale of shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the Company's books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Company. In the event of the dissolution or liquidation of the Company, shareholders of the Fund as a class are entitled to receive the underlying assets of the Fund available for distribution.

      CAPITAL STOCK. The Company's Articles of Incorporation currently permit the Company to issue 5,000,000,000 shares of common stock, par value $.001 per share, of which 1,000,000,000 shares have been classified and allocated to the Fund. Shares of the Company (and thus the Fund) do not have preemptive or conversion rights and when issued are fully paid and nonassessable. The rights of redemption are described in the Prospectus and elsewhere in this Statement of Additional Information. If an investor's account balance falls below $250 due to redemption, after giving the investor 45 days' notice, the Fund may close the account and mail the proceeds to the investor at the investor's address shown on the Fund's records.

      The shareholders of the Company are entitled to a full vote for each full share held and to a fractional vote for each fractional share. Subject to the 1940 Act and Maryland law, the

Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors; provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being selected while the holders of the remaining shares would be unable to elect any Directors. It is the intention of the Company not to hold annual shareholders' meetings. The Directors may call shareholders' meetings for action by shareholder vote as may be required by the 1940 Act, Maryland law, or the Company's Articles of Incorporation. See "PURCHASE OF SHARES - INITIAL INVESTMENT AMOUNT AND MINIMUM ACCOUNT BALANCE" in the Prospectus.

      The Articles of Incorporation contain a provision permitted under Maryland Corporation Law that under certain circumstances eliminates the personal liability of the Directors to the Company or its shareholders. The Articles of Incorporation and the Bylaws of the Company provide that the Company will indemnify the Directors, officers, and employees of the Fund to the full extent permitted by the Maryland General Corporation Law, which permits indemnification of such persons against liabilities and expenses incurred in connection with proceedings in which they may be involved because of their offices or employment with the Company. However, nothing in the Articles of Incorporation or the Bylaws of the Company protects or indemnifies a Director, officer or employee against any liability to the Company or its shareholders to which he or she would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


                             ADDITIONAL INFORMATION

      With respect to the securities offered hereby, this Statement of Additional Information and the Prospectus do not contain all the information included in the Company's Registration Statement filed with the Commission under the Securities Act of 1933. Pursuant to the rules and regulations of the Commission, certain portions have been omitted. The Registration Statements including the exhibits filed therewith may be examined at the office of the Commission in Washington, D.C.

      Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

      No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectus and this Statement of Additional Information, in connection with the offer contained in the Prospectus and this Statement of Additional Information and, if given or made, such other information or representations must not be relied upon as having been authorized by the Company or the Distributor. The Prospectus and this Statement of Additional Information do not constitute an offer by the Company or by the Distributor to sell or solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Company or the Distributor to make such offer in such jurisdiction.

      AUDITOR.
      -------

      KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, serves as the Fund's independent accountants, providing audit services including (1) audit of the annual financial statements, and (2) assistance and consultation in connection with Commission filings.

            FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT AUDITORS

               Walnut Street Prime Reserve Fund
               Schedule of Investments (Continued)
               December 31, 1996
 Principal                                          Value
  Amount                                          (Note 2A)
----------                                        ---------
               Commercial Paper
               --92.3% Automobiles--1.2%

$1,000,000     Cooperative Assoc. of
               Tractor Dealers, 6.55%,
               1/06/97 ........................  $  999,090
 1,000,000     Cooperative Assoc. of
               Tractor Dealers, 5.70%,
               2/04/97 ........................     994,617
                                                -----------
                                                  1,993,707
                                                -----------
               Banking & Finance--
               91.1%
 1,250,000     AGA Capital, 5.65%, 2/11/97 ....   1,241,957
 2,000,000     Alloman Funding Corp,
               5.70%, 2/11/97 .................   1,987,017
 1,300,000     Anchor Funding, 5.47%,
               1/02/97 ........................   1,299,802
   550,000     Anchor Funding, 5.48%,
               1/17/97 ........................     548,680
 2,625,000     Anchor Funding, 5.48%,
               2/11/97 ........................   2,608,617
 1,000,000     Anchor Funding, 5.70%,
               2/11/97 ........................     993,508
 2,000,000     Anchor Funding, 5.55%,
               3/13/97 ........................   1,978,108
 1,000,000     Astro Capital Corp, 5.40%,
               2/05/97 ........................     994,750
 2,000,000     Astro Capital Corp, 5.40%,
               3/31/97 ........................   1,973,300
   500,000     Atlas Funding Corp, 5.45%,
               1/31/97 ........................     497,729
 2,575,000     Banca CRT Financial, 5.40%,
               3/31/97 ........................   2,540,624
 1,300,000     Banca CRT Financial, 5.35%,
               4/11/97 ........................   1,280,681
 1,050,000     Banca CRT Financial, 5.35%,
               4/25/97 ........................   1,032,211
 1,400,000     Banca CRT Financial, 5.40%,
               4/25/97 ........................   1,376,060
 1,506,000     Banner Receivables, 5.65%,
               3/07/97 ........................   1,490,637
 5,000,000     Banner Receivables, 5.55%,
               3/21/97 ........................   4,939,104
   850,000     Bluegrass Funding, 5.43%,
               2/05/97 (LOC: Bank of
               Tokyo-Mitsubishi) ..............     845,513
 2,000,000     Broadway Capital Corp,
               5.42%, 2/10/97 .................   1,988,111

 Principal                                          Value
  Amount                                          (Note 2A)
----------                                        ---------
$1,000,000     BTM Capital Corp, 5.37%,
               2/07/97 ........................  $  994,481
 1,900,000     BTM Capital Corp, 5.37%,
               2/07/97 ........................   1,889,514
   500,000     BTM Capital Corp, 5.48%,
               2/28/97 ........................     495,586
 3,000,000     Countrywide Home, 6.50%,
               1/09/97 ........................   2,995,667
 2,150,000     Creative Capital, 5.38%,
               1/21/97 ........................   2,143,574
   634,000     Creative Capital, 6.25%,
               1/24/97 ........................     631,468
 2,000,000     Creative Capital, 5.40%,
               2/03/97 ........................   1,990,100
 1,000,000     Creative Capital, 5.50%,
               2/10/97 ........................     993,889
 1,500,000     Creative Capital, 5.60%,
               3/10/97 ........................   1,484,133
 2,600,000     Dealers Capital Access
               Trust, 5.45%, 1/17/97 ..........   2,593,702
 1,050,000     Dynamic Funding, 5.57%,
               1/08/97 ........................   1,048,863
   300,000     Dynamic Funding, 5.50%,
               1/08/97 ........................     299,679
 1,160,000     Dynamic Funding, 5.60%,
               1/31/97 ........................   1,154,587
 2,000,000     Dynamic Funding, 5.65%,
               1/31/97 ........................   1,990,583
 1,000,000     Dynamic Funding, 6.07%,
               1/03/97 ........................     999,663
   496,000     Dynamic Funding, 7.00%,
               1/07/97 ........................     495,421
   900,000     Dynamic Funding, 5.60%,
               3/12/97 ........................     890,200
 1,500,000     Dynamic Funding, 5.50%,
               5/02/97 ........................   1,472,271
 2,000,000     Embarcado Center Venture
               (Three), 5.62%, 1/15/97 ........   1,995,629
 1,150,000     Finova Capital Corp, 5.40%,
               1/29/97 ........................   1,145,170
   350,000     Finova Capital Corp, 6.10%,
               1/31/97 ........................     348,221
 2,000,000     Finova Capital Corp, 5.60%,
               2/10/97 ........................   1,987,556
 1,275,000     Finova Capital Corp, 5.42%,
               2/26/97 ........................   1,264,250
 1,960,000     Frontier Corporation,
               5.37%, 1/17/97 .................   1,955,322
 3,650,000     Frontier Funding Corp,
               5.47%, 3/06/97 .................   3,614,506
 4,675,000     Goldman Sachs Group, 8.25%,
               1/02/97 ........................   4,673,929
 1,500,000     Gotham Funding, 5.70%,
               1/15/97 ........................   1,496,675
 1,000,000     Gotham Funding, 5.40%,
               2/03/97 ........................     995,050

See notes to financial statements.
-----------------------------------------------------------

                             1

               Walnut Street Prime Reserve Fund
               Schedule of Investments (Continued)
               December 31, 1996

 Principal                                          Value
  Amount                                          (Note 2A)
----------                                        ---------
               Commercial Paper
               (Continued)
               Banking & Finance
               (continued)
$3,000,000     Gotham Funding, 5.40%,
               2/04/97 ........................  $2,984,700
 1,500,000     Gotham Funding, 5.40%,
               2/12/97 ........................   1,490,550
 5,000,000     Industrial Funding, 5.70%,
               1/15/97 ........................   4,988,917
 1,000,000     Industrial Funding, 5.70%,
               1/31/97 ........................     995,250
 2,531,000     Iris Partners, 5.80%,
               1/29/97 (LOC: Sumitomo
               Bank) ..........................   2,519,582
 1,850,000     Iris Partners, 5.45%,
               1/30/97 (LOC: Sumitomo
               Bank) ..........................   1,841,878
   850,000     Iris Partners, 5.52%,
               2/07/97 (LOC: Sumitomo Bank) ...     845,178
 1,450,000     Iris Partners, 5.45%,
               3/03/97 (LOC: Sumitomo Bank) ...   1,436,610
 2,000,000     Jet Funding, 5.41%, 1/31/97 ....   1,990,983
 3,000,000     Jet Funding, 5.55%, 1/31/97 ....   2,986,125
 1,568,000     Jet Funding, 5.50%, 2/28/97 ....   1,554,106
 3,000,000     Oak Funding, 5.41%, 1/24/97 ....   2,989,631
 1,000,000     Oak Funding, 5.58%, 2/20/97 ....     992,250
 1,000,000     Orix America, 5.55%,
               3/17/97 (LOC: Sanwa Bank) ......     988,438
   550,000     Orix America, 5.50%, 3/18/97
               (LOC: Norinchukin Bank) ........     543,614
 2,500,000     Orix America, 5.58%, 3/18/97
               (LOC: Norinchukin Bank) ........   2,470,550
 1,700,000     Orix America, 5.60%, 3/18/97
               LOC: Norinchukin Bank) .........   1,679,902
 2,575,000     Orix America, 5.45%, 3/25/97
               (LOC: Industrial Bank of Japan)    2,542,644
 3,314,000     Pacific Dunlop Asia, 5.50%,
               2/03/97 ........................   3,297,292
 1,000,000     Progress Funding, 5.75%,
               1/13/97 ........................     998,083
 1,000,000     Progress Funding, 6.50%,
               1/13/97 ........................     997,833
 1,100,000     Progress Funding, 5.55%,
               1/15/97 ........................   1,097,626
   750,000     Progress Funding, 5.50%,
               1/31/97 ........................     746,563
 1,000,000     Progress Funding, 5.43%,
               2/03/97 ........................     995,022

 Principal                                          Value
  Amount                                          (Note 2A)
----------                                        ---------
$1,850,000     Progress Funding, 5.53%,
               2/03/97 ........................  $1,840,758
 1,675,000     Sanwa Business Credit Corp,
               5.36%, 2/12/97 .................   1,664,526
 1,000,000     Shimizu International
               Finance, 5.48%, 3/14/97
               (LOC: Dai Ichi Kangyo) .........     989,040
 2,000,000     Strait Capital Corp, 5.52%,
               2.28/97 ........................   1,982,213
 2,000,000     Strait Capital Corp, 5.60%,
               3/05/97 ........................   1,980,400
 2,000,000     Strait Capital Corp, 5.60%,
               4/15/97 ........................   1,967,644
 2,000,000     Strategic Asset Funding,
               5.47%, 2/10/97 .................   1,987,844
 1,800,000     Strategic Asset Funding,
               5.42%, 2/28/97 .................   1,784,282
 1,500,000     Strategic Asset Funding,
               5.55%, 3/14/97 .................   1,483,350
   700,000     Toshiba International
               Finance, 5.50%, 1/30/97 ........     696,899
 2,500,000     Toshiba International
               Finance, 5.37%, 2/13/97 ........   2,483,964
 1,200,000     Toshiba International
               Finance, 5.40%, 2/14/97 ........   1,192,080
 1,000,000     Tri-Lateral Capital,
               5.43%, 1/08/97 .................     998,944
 1,000,000     Tri-Lateral Capital,
               5.45%, 1/15/97 .................     997,881
 2,500,000     Tri-Lateral Capital,
               5.40%, 2/03/97 .................   2,487,625
 1,000,000     Tri-Lateral Capital,
               5.42%, 2/24/97 .................     991,870
 1,500,000     Tri-Lateral Capital,
               5.50%, 3/05/97 .................   1,485,562
 1,000,000     Wood Street Funding Corp,
               5.75%, 1/28/97 .................     995,687
 3,000,000     Wood Street Funding Corp,
               5.41%, 2/24/97 .................   2,975,655
 1,000,000     Wood Street Funding Corp,
               5.65%, 2/24/97 .................     991,525
 2,050,000     Working Capital Management
               Company, 5.45%, 1/22/97 ........   2,043,483
 1,800,000     Working Capital Management
               Company, 5.50%, 2/21/97 ........   1,785,975
 1,500,000     Working Capital Management
               Company, 5.50%, 2/24/97 ........   1,487,625
                                                -----------
                                                154,924,257
                                                -----------
               Total Commercial Paper
                (Cost $156,917,964) ........... 156,917,964
                                                ===========

See notes to financial statements.
-----------------------------------------------------------

                           2

               Walnut Street Prime Reserve Fund
               Schedule of Investments (Continued)
               December 31, 1996

 Principal                                          Value
  Amount                                          (Note 2A)
----------                                        ---------
               Floating Rate Notes
               --4.7%
$5,000,000     Federal Home Loan Mortgage
               Corporation Floating Rate
               Note, 5.65%, payable
               quarterly, resets daily,
               next coupon 3/30/97 <Fa> .......   $4,998,542
 2,000,000     Student Loan Marketing
               Association Floating Rate
               Note, 5.42%, payable
               quarterly, resets
               Tuesdays, next coupon
               2/22/97 <Fa> ...................    2,000,000
 1,000,000     Student Loan Marketing
               Association Floating Rate
               Note, 5.44%, payable
               quarterly, resets
               Tuesdays, next coupon
               2/02/97 <Fa> ...................      999,354
                                                ------------
               Total Floating Rate Notes
               (Cost $7,997,896) ..............    7,997,896
                                                ------------

               Time Deposits--2.9%
 1,000,000     Banco Espirito Santo,
               5.625%, 4/02/97 ................    1,000,000
 1,000,000     Banco Espirito Santo,
               5.8125%, 4/09/97 ...............    1,000,000
$1,000,000     Banco Espirito, 5.8125%,
               5/15/97 ........................   $1,000,000
 2,000,000     Banco Espirito, 6.1875%,
               7/31/97 ........................    2,000,000
                                                ------------
               Total Time Deposits
               (Cost $5,000,000) ..............    5,000,000
                                                ------------
               Total Investments--
               (Cost $169,915,860) <Fb>--
               99.9% ..........................  169,915,860
               Cash, receivables, and other
               assets less liabilities--0.1% ..      139,281
                                                ------------
               Net Assets--100% ............... $170,055,141
                                                ------------

LOC Letter of Credit

<Fa> The rate stated is the rate in effect on December 31, 1996.

<Fb> The cost stated also represents the aggregate cost for Federal income tax purposes.


See notes to financial statements.
--------------------------------------------------------------------------------

                                        3

                       Statement of Assets                                             Statements of Operations
                               and
                           Liabilities                                                    For the year ended
                        December 31, 1996                                                 December 31, 1996

------------------------------------------------------------------------------------------------------------------------------
Assets:                                                               Investment Income:
  Investments at value (Note 2A)                                        Interest ...............................   $9,123,213
    (Identified cost $169,915,860) .......   $ 169,915,860                                                         ----------
  Cash ...................................          70,542            Expenses:
  Capital Stock Sold .....................             450              Advisory (Note 3) ......................      405,517
  Interest receivable ....................         197,914              Administration and accounting
  Deferred organization costs and other                                   (Note 3) .............................      152,691
    assets (Note 2E) .....................         159,305              Custodian (Note 3) .....................       28,609
                                             -------------              Transfer agent .........................       31,342
  Total Assets ...........................     170,344,071              Audit ..................................       15,364
                                             -------------              Cash management ........................       14,483
Liabilities:                                                            Distribution (Note 3) ..................      567,719
  Payables:                                                             Directors (Note 4) .....................       11,080
    Advisory Fee (Note 3) ................          65,409              Reports to shareholders ................       31,141
    Distribution Fees (Note 3) ...........          93,461              Registration and filing ................      170,429
  Accrued Expenses .......................         130,060              Organization ...........................       40,641
                                             -------------              Legal ..................................       18,837
  Total Liabilities ......................         288,930              Other ..................................        5,315
                                             -------------                                                         ----------
Net Assets:                                                               Total Expenses .......................    1,493,168
  (applicable to 170,064,087 shares                                     Fees waived by adviser .................     (114,441)
    issued and outstanding; 1 billion                                                                              ----------
    shares of $.001 par value                                             Net Expenses .........................    1,378,727
    authorized) ..........................   $ 170,055,141                                                         ----------
                                             =============                Net Investment Income ................    7,744,486
  Net asset value, offering price and                                   Net realized gain on investments .......        1,621
    repurchase price per share                                                                                     ----------
    ($170,055,141/170,064,087 shares) ....   $        1.00              Net increase in net assets resulting
                                             =============                from operations ......................   $7,746,107
Sources of Net Assets:                                                                                             ==========
  Capital stock at par ...................   $     170,064
  Capital surplus ........................     169,894,023
  Accumulated net realized loss on
    investments ..........................          (8,946)
                                             -------------
Net Assets ...............................   $ 170,055,141
                                             =============

See notes to financial statements.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets

                                                                            For the          For the
                                                                              year             year
                                                                             ended            ended
                                                                          December 31,      December 31,
                                                                              1996             1995
                                                                          -------------    -------------
Operations:
  Net investment income ...............................................   $   7,744,486    $   6,166,455
  Net realized gain on investments ....................................           1,621              202
                                                                          -------------    -------------
    Net increase in net assets resulting from operations ..............       7,746,107        6,166,657
                                                                          -------------    -------------
Dividends to Shareholders:
  Dividends from net investment income ................................      (7,744,486)      (6,166,455)
                                                                          -------------    -------------
Capital Stock Transactions:
  Proceeds from capital stock sold ....................................     174,323,154      193,059,843
  Proceeds from shares issued on reinvestment of dividends ............       7,743,223        6,166,058
  Cost of capital stock repurchased ...................................    (168,929,181)    (131,842,597)
                                                                          -------------    -------------
    Increase in net assets resulting from capital stock transactions ..      13,137,196       67,383,304
                                                                          -------------    -------------
      Increase in Net Assets ..........................................      13,138,817       67,383,506
Net Assets:
  Beginning of year ...................................................     156,916,324       89,532,818
                                                                          -------------    -------------
  End of year .........................................................   $ 170,055,141    $ 156,916,324
                                                                          =============    =============
Change in Capital Stock Outstanding:
  Shares sold .........................................................     174,323,154      193,059,843
  Shares issued on reinvestment of dividends ..........................       7,743,223        6,166,058
  Shares repurchased ..................................................    (168,929,181)    (131,842,597)
                                                                          -------------    -------------
    Net increase ......................................................      13,137,196       67,383,304
  Shares outstanding, beginning of year ...............................     156,926,891       89,543,587
                                                                          -------------    -------------
  Shares outstanding, end of year .....................................     170,064,087      156,926,891
                                                                          =============    =============

See notes to financial statements.
--------------------------------------------------------------------------------

Financial Highlights

                                                                                                     For the
                                                                                                      Period
                                                         For the        For the        For the       July 21,
                                                           year           year           year        1993<F*>
                                                          ended          ended          ended        through
                                                       December 31,   December 31,   December 31,  December 31,
                                                           1996           1995           1994          1993
                                                       -----------    -----------    -----------   ------------
Per Share Data:
Net asset value at beginning of period ...............   $  1.000       $  1.000       $ 1.000       $ 1.000
                                                         --------       --------       -------       -------
Income from investment operations
Net investment income ................................      0.048          0.053         0.036         0.011
                                                         --------       --------       -------       -------
Dividends to shareholders
Dividends from net investment income .................     (0.048)        (0.053)       (0.036)       (0.011)
                                                         --------       --------       -------       -------
Net asset value at end of period .....................   $  1.000       $  1.000       $ 1.000       $ 1.000
                                                         ========       ========       =======       =======
Total Return: ........................................       4.88%          5.40%         3.62%         2.46%<F**>
Ratios/Supplemental Data:
Net assets at end of period (000's omitted) ..........   $170,055       $156,916       $89,533       $54,585
Ratio to average net assets of:
  Expenses, net of waiver from adviser
    (Note 3) .........................................       0.85%          0.85%         0.85%         0.85%<F**>
  Expenses, prior to waiver from adviser
    (Note 3) .........................................       0.92%          0.93%         1.05%         1.07%<F**>
  Net investment income, net of waiver from adviser
    (Note 3) .........................................       4.78%          5.25%         3.64%         2.46%<F**>

 <F*> Commencement of investment operations.
<F**> Annualized.

See notes to financial statements.
--------------------------------------------------------------------------------

Notes to Financial Statements

1. Organization and business

The Walnut Street Funds, Inc. (the "Company") was organized as a Maryland Corporation on January 22, 1993 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of one series. The Walnut Street Prime Reserve Fund (the "Fund") commenced investment operations on July 21, 1993.

2. Significant accounting policies

(A) Security Valuations

Securities are valued at amortized cost which approximates market value. This method values a security at its cost at the time of purchase and thereafter assumes a constant rate of accretion or amortization to maturity of any discount or premium.

(B) Federal Income Taxes

The Fund is treated as a separate entity for federal income tax purposes. The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute income to shareholders within the allowable time limits. Therefore, no federal income tax provision is required.

At December 31, 1996, the Portfolio had a capital loss carryover of approximately $8,900 which is available to offset future net realized gains on securities transactions. Such capital loss carryover will expire in fiscal year 2002.

(C) Dividends to Shareholders

Net investment income is declared daily and paid monthly.

Income and capital gains distributions, if any, are determined in accordance with income tax regulations which may differ from methods used to determine the corresponding income and capital gains amounts in accordance with generally accepted accounting principles.

(D) Security Transactions and Investment Income

Security transactions are recorded on the trade date and interest income is accrued daily. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

(E) Organization Costs

Costs incurred in connection with the organization and initial registration of the Fund are being amortized over the period not to exceed 60 months from the date upon which the Fund commenced investment operations.

If any or all of the shares representing initial capital of the Fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of such shares redeemed bears to the number of initial shares outstanding immediately before the redemption.

(F) Financial Statements Preparation

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

3. Advisory, administration and other transactions with affiliates

Conning Asset Management Company (formerly, General American Investment Management Company) acts as the Fund's investment adviser (the "Adviser"). The Adviser manages the investments of the Fund and is responsible for all purchases and sales of the Fund's portfolio securities.

As compensation for its services, the Fund pays the Adviser a Management Fee, accrued daily and payable monthly, that is equal, on an annual basis, to .25% of the Fund's average daily net assets on the first $250,000,000 of the Fund's net assets, .24% of the Fund's average daily net assets in excess of $250,000,000 up to $500,000,000, .23% of the Fund's average daily net assets in excess of $500,000,000 up to $750,000,000, .22% of the Fund's average daily net assets in excess of $750,000,000 up to $1,000,000,000 and .21% of the Fund's average daily net assets in excess of $1,000,000,000.

The Adviser has voluntarily agreed to waive fees to the extent that total expenses exceed .85% of the average daily net assets of the Fund. For the year ended December 31, 1996, the Adviser waived $114,441 of advisory fees.

The Bank of New York acts as the Fund's administrator (the "Administrator") and assists in supervising the operations of the Fund. The Bank of New York also serves as the Fund's custodian and accounting agent.

The Administrator has agreed to provide facilities, equipment and personnel to carry out administrative services for the Fund, including, among other things, monitoring the custodian, fund accounting, and administrative services.

The Administrator's fee is accrued daily and is payable monthly at the rate of
 .10% of the Fund's average daily net assets up to $100,000,000, .07% of the next $400,000,000 of average daily net assets, and .03% of average daily net assets in excess of $500,000,000, with a minimum fee of $6,000 per month.

The exclusive distributor of the Fund's shares is Walnut Street Securities, Inc. (the "Distributor"), a registered broker dealer that is a wholly-owned subsidiary of the Adviser.

The Fund has adopted a distribution plan ("12b-1 Plan") pursuant to which the Distributor may be reimbursed for expenses incurred in connection with the distribution of Fund shares. The aggregate annual amount payable by the Fund as provided in the 12b-1 Plan may not exceed .35% of the Fund's average daily net assets.

4. Directors' Fees

Unaffiliated directors are paid $500 for each board meeting attended, plus reimbursement for travel and out-of-pocket expenses.

Independent Auditors' Report

To the Shareholders and Board of Directors of Walnut Street Prime Reserve Fund:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Walnut Street Prime Reserve Fund as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from July 21, 1993 (commencement of investment operations) through December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above presents fairly, in all material respects, the financial position of the Walnut Street Prime Reserve Fund as of December 31, 1996, the results of its operations, the changes in its net assets and its financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick llp

New York, New York
February 7, 1997

                           PART C - OTHER INFORMATION


Item 24.    Financial Statements and Exhibits
            ---------------------------------

      (a)   Financial Statements

            (1)   Financial Statements Included in Part A, the Prospectus:

                  Financial Highlights as of December 31, 1996.

            (2) Financial Statements Included in Part B, the Statement of Additional Information:

                  Schedule of Investments as of December 31, 1996 (audited).

                  Statement of Assets and Liabilities as of December 31, 1996 (audited).

                  Statement of Operations for the period January 1, 1996, through December 31, 1996 (audited).

                  Statement of Changes in Net Assets for the periods January 1, 1995, through December 31, 1995, and January 1, 1996, through December 31, 1996 (audited).

                  Financial Highlights for the partial year ended December 31, 1993, and the years ended December 31, 1994, 1995, and 1996 (unaudited)

                  Notes to audited Financial Statements as at December 31,
                  1996.


                  Report of KPMG Peat Marwick LLP.


            (3)   Financial Statements included in Part C:

                  None.

      (b) Exhibits


          (1)(a)  Articles of Incorporation of Registrant.

          (2)     Bylaws of Registrant.


          (3)     Not applicable.

          (4)     Not applicable.


          (5)(a) Investment Management Agreement between the Registrant and General American Investment Management Company now known as Conning Asset Management Company.

          (5)(b) Administration Agreement between the Registrant and The Bank of New York.

          (5)(c) Company Accounting Agreement between the Registrant and The Bank of New York.

          (5)(d) Terms of Sweep Account Arrangements with National Financial Services Corporation.

          (5)(e) Cash Management and Related Services Agreement between the Registrant and The Bank of New York.

          (6) General Distribution Agreement between the Registrant and Walnut Street Securities, Inc.


          (7)     Not applicable.

          (8) Custody Agreement between the Registrant and The Bank of New York and Schedule of Remuneration.




          (9) Transfer Agency Agreement between the Registrant and BISYS Funds Services, Inc.<F*>

          (10)    Opinion of Counsel.


          (11)    Consent of Independent Auditors.

          (12)    Not applicable.


          (13) Purchase Agreement between the Registrant and General American Life Insurance Company.


          (14)    Not applicable.


          (15)    Registrant's Distribution and Service Plan Pursuant to Rule
12b-1.


          (16)    Schedule for Computation of Current Yield and Effective
Yield.

          (17)    Financial Data Schedule.

          (18)    Not applicable.

[FN]
--------------------------

<F*>  Incorporated by reference by Amendments No. 6 and 4 to the Registrant's
      Registration Statement on Form N-1A as electronically filed on April 24, 1996, Registration Nos. 33-59044 and 811-7552, respectively.



Item 25.    Persons Controlled by or Under Common Control with Registrant.
            --------------------------------------------------------------
The Board of Directors of Registrant has members who serve on the boards of other investment companies and accounts advised by the Adviser. The officers of these investment companies and accounts also are substantially identical. The Registrant, however, believes that it is not under common control with these other investment companies and accounts since the power residing in the respective boards and officers arises as the result of official positions held with the respective funds.

      Without limiting the foregoing, the Registrant attaches as Exhibit 17(b) an Organization Chart of General American Life Insurance Company and its Affiliates.

Item 26.    Number of Holders of Securities
            -------------------------------

                                          December 31, 1996
Title of Class                            Number of Record Holders
--------------                            ------------------------

The Walnut Street Prime Reserve Fund              30,512


Item 27.    Indemnification
            ---------------

      The Company's Articles of Incorporation require that the Company indemnify it officers, Directors, and agents as follows:

            EIGHTH:
                        (a) The Corporation shall indemnify its Directors, officers, and agents to the extent required by law and may, in its discretion, indemnify its Directors, officers, and agents against liabilities and expenses reasonably incurred in connection with any proceeding to which such Director, officer, or agent is made a party by reason of his or her actions in an official capacity on the Corporation's behalf; provided, however, that the Corporation shall not indemnify any Director, officer, or agent against liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties of his or her office; nor shall any indemnity or provision of these Articles of Incorporation be interpreted inconsistently with the requirements of the Maryland General Corporation Law, or the Securities Act of 1933, as amended, or the 1940 Act.

                        (b) No Director or officer of the Corporation shall be liable to the Corporation or its shareholders for monetary damages in any action or proceeding at law or in equity for any act or omission of such Director or officer acting in his or her capacity as such, provided that the exculpation set forth in this paragraph (b) shall not apply (i) to the extent that it is proved that such Director or officer actually received an improper benefit or profit in money, property, or services, or (ii) to the extent that a judgment or other final adjudication adverse to such Director or officer is entered in a proceeding that such person's action, or failure to act, was the result of active and deliberate dishonesty of such Director or officer and was material to the cause of action adjudicated in the proceeding. Nothing in this paragraph (b) shall exculpate or protect or be deemed or construed to exculpate or protect any Director or officer of the Corporation against any liability to the Corporation or its shareholders to which such Director or officer would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of such Director's or officer's reckless disregard of his or her obligations and duties as a Director or officer of the Corporation.

      The Company's Bylaws develop the Company's indemnification obligation in the following manner:

            11.01       Indemnification Rights.  Every person who is
                        ----------------------
            or was a director, officer, or employee of the Corporation or of any other corporation which he served at the request of this Corporation and of which this Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by this Corporation to the full extent permitted by applicable law, against all judgments, fines, penalties, settlements (collectively referred to as "liabilities") and reasonable expenses including attorney's fees incurred by him in connection with or resulting from any threatened, pending, or completed claim, action, suit, or proceeding, whether criminal, civil, administrative, or investigative, in which he may become involved as a party or otherwise by reason of his being or having been a director, officer or employee, except as provided in Articles 11.02 and
            11.03 of these Bylaws, or if prohibited by the Maryland General Corporation Law in effect at the time.

            11.02       Disabling Conduct.  No such director, officer
                        -----------------
            or employee shall be indemnified for any liabilities or expenses arising by reason of "disabling conduct," whether or not there is an adjudication of liability. "Disabling conduct" means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

                        Whether any such liability arose out of disabling
            conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence) by a court or other body, that the person to be indemnified was not liable by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts. Such a determination shall be reached: (i) by the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation (as such term is defined in the 1940 Act) nor parties to the action, suit, or proceeding in question ("disinterested, non=party directors"), or (ii) by any other reasonable and fair means not inconsistent with any of the above.

                        The termination of any action, suit, or proceeding
            by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create
            ---- ----------
            a presumption that any liability or expense arose by reason of disabling conduct.

            11.03       Other Disqualifying Conduct.  No such person
                        ---------------------------
            shall be indemnified under this Article 11 for any liabilities or expenses incurred by reason of service in that capacity (although such person shall be indemnified for reasonable expenses if such person is successful on the merits or otherwise in the defense of any proceeding described in Article 11.01, provided that such person did not engage in "disabling conduct" as determined pursuant to Article 11.02), if it is established that: (a) the act or omission of such person was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (b) such person actually received an improper personal benefit in money, property, or services; or
            (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful (such conduct as described in (a), (b), and/or (c) being hereinafter referred to as "disqualifying conduct"); provided that a court of appropriate jurisdiction may, upon application of the person seeking indemnification, order indemnification in accordance with the terms of the Maryland General Corporation Law, whether or not it is established that such person has engaged in disqualifying conduct under this
            Article 11.03.

                        Whether a director has engaged in disqualifying
            conduct shall be determined in the manner specified in the Maryland General Corporation Law, as it may be amended from time to time.

            11.04       Expenses Prior to Determination.  Any
                        -------------------------------
            reasonable expense (including attorney's fees) may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the Board of Directors in the specific case, (a) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance if it shall be ultimately determined that disabling conduct (as defined in Article 11.02), or disqualifying conduct (as defined in Article 11.03), has occurred; and (b) receipt of a written affirmation by the indemnitee of the indemnitee's good faith belief that he has not engaged in disqualifying conduct; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non=party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial=type inquiry), that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification.

                   A determination pursuant to subparagraph (c) (iii)
            of this Article 11.04 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification. Any determination pursuant to this Article 11.04 shall be made in conformity with the requirements of the Maryland General Corporation Law, as then in effect.

                        11.05       Provision Not Exclusive.  The
                                    -----------------------
            indemnification provided by this Article 11 shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of shareholders, or otherwise.

                        11.06       Notice to Shareholders.  Any
                                    ----------------------
            indemnification of, or advances to, a director, officer, or employee in accordance with this Article 11, if arising out of a proceeding by or in the right of the Corporation, shall be reported in writing to the shareholders with the notice of the next shareholders' meeting or prior to such notice.

                        11.07       General.  No indemnification provided
                                    -------
            by this Article shall be inconsistent with the 1940 Act, the Securities Act of 1933, or the Maryland General Corporation Law.

                        11.08       Duration.  Any indemnification provided
                                    --------
            by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person.

      Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Directors, officers, and agents of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or agent of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer, or agent, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      The Registrant insures its Directors, officers, and employees against certain liabilities, and certain costs of defending claims against such Directors and officers. The policy provides coverage for breaches of duty, neglect, errors, misstatements, misleading statements, omissions, and other acts, but the policy excludes from such coverage claims alleging fraud, dishonesty, and criminal or malicious acts or omissions.

      As permitted by section 17(i) of the 1940 Act, it is anticipated that pursuant to the Investment Management Agreement, Administration Agreement, Company Accounting Agreement, Custody Agreement, Cash Management and Related Services Agreement, Transfer Agency Agreement, and Distribution Agreement, the Manager, the Distributor, the Administrator, and the Transfer Agent may be indemnified against certain liabilities which they may incur provided, however, that nothing contained in such agreements shall protect such parties for the willful misfeasance, bad faith or gross negligence in the performance of their respective duties.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its Articles of Incorporation, its By-Laws, the Management Agreement, the Administration Agreement, the Company Accounting Agreement, the Custody Agreement, the Cash Management Related Services Agreement, the Transfer Agency Agreement, and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act.

Item 28.    Business and Other Connections of Investment Adviser
            ----------------------------------------------------

            Conning Asset Management Company, formerly known as General American Investment Management Company (the "Investment Adviser"), was incorporated in Missouri on September 13, 1982. It is registered as an investment adviser with the Commission and the State of Missouri and is a wholly-owned subsidiary of General American Holding Company which, in turn, is wholly-owned by General American Life Insurance Company. For further information see the Investment Adviser's Form ADV, as amended and filed with the Commission.


      The Adviser serves as investment adviser to other investment companies. The Adviser also has clients that are not affiliated with General American or its subsidiaries. All of the individuals who work for the Adviser are employees of General American or its subsidiaries, who keep time records establishing a cost basis for their work which is computed by General American's cost accounting staff. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature:

Name of Director or                                         Other Business Profession,
Officer of Conning          Position at Conning             Vocation, or Employment
Asset Management Co.        Asset Management Co.            during Past Two Years
--------------------        --------------------            ---------------------
Douglas R. Koester          Senior Vice President and       Senior Portfolio Manager Vice President, General
                            Director                        American Life Insurance Company; Treasurer and
                                                            Director of Cova Corporation; Chief Investment
                                                            Officer and Director of Cova Investment Advisory
                                                            Corporation (IL); and Director of Conning Corporation

Matthew P. McCauley         General Counsel                 Associate General Counsel and Vice President, General
                                                            American Life Insurance Company.  Also, Director,
                                                            Vice President, General Counsel, and Secretary for
                                                            several other General American subsidiaries all at
                                                            700 Market Street, St. Louis, MO 63101, including
                                                            Equity Intermediary Company, Red Oak Realty Company,
                                                            and White Oak Royalty; except General American
                                                            Holding Company, 13045 Tesson Ferry Road, St. Louis,
                                                            MO 63128; Paragon Life Insurance Company, 100 S.
                                                            Brentwood, St. Louis, MO 63105.  General Counsel and
                                                            Secretary, Reinsurance Group of America,


                                    - 12 -

                                                            Incorporated, 660 Mason Ridge Center Drive, St.
                                                            Louis, MO 63141.  Director and Secretary, General
                                                            American Capital Company, Cova Corporation; Assistant
                                                            Secretary and Director, Cova Financial Services Life
                                                            Insurance Company, Cova Financial Life Insurance
                                                            Company, and First Cova Life Insurance Company.
                                                            General Counsel and Secretary, Conning Corporation.
                                                            Director for RGA Reinsurance Company, Walnut Street
                                                            Advisers, Inc. and Walnut Street Securities, Inc.,
                                                            Suite 220, 1801 Park 270 Drive, St. Louis, MO 63146.
                                                            Secretary to The Walnut Street Funds, Inc.


                                    - 13 -

Leonard M.Rubenstein        Chief Executive Officer         Executive Vice President and Director, General
                            and Director                    American Life Insurance Company.  Also, Director of
                                                            several General American subsidiaries, all at 700
                                                            Market Street, St. Louis, MO 63101; except Paragon
                                                            Life and General American Holding Company, whose
                                                            addresses are given for Mr. McCauley.  Treasurer,
                                                            General American Capital Company.  Senior Vice
                                                            President-Investments, Treasurer, and Director,
                                                            Reinsurance Group of America, Incorporated, whose
                                                            address was previously listed under Mr. McCauley.
                                                            Chairman and Director, Cova Financial Services Life
                                                            Insurance Company, Cova Financial Services Life
                                                            Insurance Company, Cova Financial Life Insurance
                                                            Company, First Cova Life Insurance Company, Cova
                                                            Investment Advisory Corporation, and Cova Investment
                                                            Allocation Corporation.  Chief Executive Officer,
                                                            Chairman, and Director for Conning Corporation.

                                    - 14 -

                                                            Director for the following:  General Life Insurance
                                                            Company, Security Equity Life Insurance Company, BHIF
                                                            America de Vida Seguros S.A. (Chile), Manantial
                                                            Seguros de Vida S.A. (Argentina), Red Oak Royalty
                                                            Company, General Life Insurance Company of America,
                                                            and RGA Reinsurance Company, Secretary and Director
                                                            for RGA Sudamerica S.A.

Maurice W. Slayton          President and Director          Director of GAN National Insurance Company, and GAN
                                                            North American Insurance Company, 120 Wall Street,
                                                            New York, NY 10005; Director of Cox Insurance
                                                            Holdings Plc., 34 Leadenhall Street, London, EC3A
                                                            1AT, England; Director of MedSpan, Inc., 55
                                                            Farmington Avenue, Suite 601, Hartford, CT 06105;
                                                            President/CEO, Director of Conning & Company,
                                                            CityPlace II, 185 Asylum Street, Hartford, CT 06103;
                                                            Director of Tenant Risk Services, Inc., CityPlace II,
                                                            185 Asylum Street, Hartford, CT 06103; Director of
                                                            PennCorp Financial, 745 Fifth Avenue, Suite 500, New
                                                            York, NY 10151; Director of Arlberg


                                    - 15 -

                                                            Holding Company, Inc., 520 Pike Street, 20th Floor,
                                                            Seattle, WA 98104-4004; Director of Robert Plan
                                                            Corporation, 8 Freer Street, Lynbrook, NY 11563;
                                                            Director and President of Conning Corporation, 700
                                                            Market Street, St. Louis, MO 63101

Mark E. Hansen              Executive Vice President        Director of Western Indemnity Insurance Company, 8720
                            and Director                    Gessner, Suite 1000, Houston, TX 77279; Director of
                                                            Conning, Inc. and Conning Corporation, 700 Market
                                                            Street, St. Louis, MO 63101.  Executive Vice
                                                            President and Director of Conning & Company, 185
                                                            Asylum Street, Hartford, CT 06103.

Donald L. McDonald          Senior Vice President           Senior Vice President of Conning & Company, 185
                                                            Asylum Street, Hartford, CT 06103.

Michael D. McLellan           Senior Vice President         President of Red Oak Realty and White Oak Realty, 700
                              and Director                  Market Street, St. Louis, MO 63101; and Director of
                                                            Conning Corporation, 700 Market Street, St. Louis, MO
                                                            63101.

David N. Reid                 Senior Vice President         Senior Vice President of Conning & Company, 185
                                                            Asylum Street, Hartford, CT 06103.


                                    - 16 -

William C. Shenton            Senior Vice President         Senior Vice President of Conning & Company, 185
                                                            Asylum Street, Hartford, CT 06103

Joann T. Tanaka               Senior Vice President         Director of Conning Corporation, 700 Market Street,
                              and Director                  St. Louis, MO 63101.

Fred M. Schpero               Vice President,               Secretary of Conning, Inc.; Vice President of Conning
                              Secretary and Chief           Corporation; and Vice President, Secretary and Chief
                                                            Financial Officer of Conning & Company, 185 Asylum
                                                            St., Hartford, CT 06103.


Item 29.    Principal underwriters
            ----------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.


Item 30.  Location of Accounts and Records
          --------------------------------


      All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the rules promulgated thereunder are maintained at General American Investment Management Company, 700 Market Street, St. Louis, MO 63102, Walnut Street Securities, Inc., 670 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141; The Bank of New York, 110 Washington Street,

New York, New York 10286; National Financial Services Company, 82 Devonshire Street, L4, Boston, Massachusetts 02109; and BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.


Item 31.    Management Services
            -------------------
            Not applicable

Item 32.    Undertakings
            ------------
            Not applicable

                                 SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis, and State of Missouri, on the 20th day of February, 1997.

                                    The Walnut Street Funds, Inc.

                                    By:   /s/ Richard J. Miller
                                       --------------------------------------
                                          Richard J. Miller, President






      Pursuant to the requirements of the Securities of 1933, this Registration Statement has been signed below by the following Persons in the capacities and on the dates indicated.


      (Signature)                   (Title)                       (Date)
       ---------                     -----                         ----

/s/ Richard J. Miller         President and           February 20, 1997
--------------------------    Director
Richard J. Miller             (Principal
                              executive
                              officer)


/s/ Richard A. Liddy          Director                February 21, 1997
-------------------------
Richard A. Liddy

/s/ Theodore M. Armstrong     Director                February 20, 1997
-------------------------
Theodore M. Armstrong


/s/ Harry E. Rich             Director                February 20, 1997
-------------------------
Harry E. Rich


/s/ Alan C. Henderson         Director                February 21, 1997
-------------------------
Alan C. Henderson


/s/ E. Thomas Hughes          Treasurer               February 21, 1997
-------------------------     (Principal
E. Thomas Hughes, Jr.         financial
                              officer)